EXHIBIT 99.1

                                  Chase Funding
             Mortgage Loan Asset-Backed Certificates, Series 2004-2

                           $750,000,000 (Approximate)
                               Subject to Revision

                     June 16, 2004 - Computational Materials

Copyright 2004 J.P. Morgan Chase & Co. - All rights reserved. J.P. Morgan Securities Inc. ("JPMorgan"), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. Opinions and estimates constitute our judgement as of the date of this material and are subject to change without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Securities or financial instruments mentioned herein may not be suitable for all investors. The recipient of these materials must make its own independent decisions regarding any securities or financial instruments mentioned herein. J.P. Morgan Chase & Co. and/or its subsidiaries and affiliates generally act as a market maker in the financial instruments of any issuer discussed herein and may act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Chase & Co. and/or its affiliates, subsidiaries or employees may hold a position in any securities or financial instruments mentioned herein. Clients should contact analysts and execute transactions through a J.P. Morgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

The analysis in this report is based on information provided by Chase Manhattan Mortgage Corporation. The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion or amendment from time to time without notice, and JPMorgan is under no obligation to keep you advised of such changes. These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared in reliance upon information furnished by Chase Manhattan Mortgage Corporation. Except as indicated below, they may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal or notional amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

                                   TERM SHEET
                                  June 16, 2004


                                  Chase Funding
             Mortgage Loan Asset-Backed Certificates, Series 2004-2



                           $750,000,000 (Approximate)
                               Subject to Revision

-------------- ------------- -------------------- --------------- ------------- -------------------- -------------
                                                                                                      Expected
                                                                                                      Maturity
                                    Ratings        WAL To Call       Bond                              To Call
   Class          Amount      (Moody's/S&P/Fitch)    (yrs) (1)       Type            Coupon              (1)
-------------- ------------- -------------------- --------------- ------------- -------------------- -------------
   IA-1        $170,600,000      Aaa/AAA/AAA           1.00           SEQ        1M Libor + [] (2)     06/06
   IA-2         $28,600,000      Aaa/AAA/AAA           2.20           SEQ          Fixed (2)           11/06
   IA-3         $63,400,000      Aaa/AAA/AAA           3.00           SEQ          Fixed (2)           03/08
   IA-4         $62,100,000      Aaa/AAA/AAA           5.00           SEQ          Fixed (2)           03/11
   IA-5         $48,925,000      Aaa/AAA/AAA           9.04           SEQ         Fixed (2,3)          12/13
   IA-6         $41,500,000      Aaa/AAA/AAA           6.68           NAS          Fixed (2)           12/13
   IM-1         $11,250,000       Aa2/AA/AA            6.28           MEZ          Fixed (2)           12/13
   IM-2         $11,250,000        A2/A/A              6.28           MEZ          Fixed (2)           12/13
   IB           $12,375,000     Baa2/BBB/BBB           6.28           SUB          Fixed (2)           12/13

   IIA-1       $141,100,000      Aaa/AAA/AAA           1.00           SEQ        1M Libor + [] (4)     03/06
   IIA-2       $126,650,000      Aaa/AAA/AAA           3.27           SEQ        1M Libor + [] (3,4)   11/09
   IIM-1        $13,500,000       Aa2/AA/AA            4.09           MEZ        1M Libor + [] (3,4)   11/09
   IIM-2        $11,250,000        A2/A/A              3.97           MEZ        1M Libor + [] (3,4)   11/09
   IIB           $7,500,000     Baa2/BBB/BBB           3.81           SUB        1M Libor + [] (3,4)   11/09
-------------- ------------- -------------------- --------------- ------------- -------------------- -------------

(1) The Certificates will be priced at the following prepayment speed assumptions: Group I Certificates: 20% HEP. Group II Certificates: 100% PPC (2% CPR in month 1, plus an additional 1/11th of 26% CPR for each month thereafter building to 28% CPR in month 12 and remaining constant at 28% CPR until month 23, remaining constant at 60% CPR from month 24 until month 27 and remaining constant at 35% CPR from month 28 and thereafter).
(2)   Subject to the Group I Net WAC Cap.
(3) If the 10% cleanup call with respect to the related Loan Group is not exercised on the first distribution date on which it is exercisable, the coupon on the Class IA-5 Certificates will increase by 50 bps per annum, the margin on the Class IIA-2 Certificates will increase to 2x its respective margin and the margin on each of the Class IIM-1, Class IIM-2 and Class IIB Certificates will increase to 1.5x their respective margins.
(4)   Subject to the Group II Available Funds Cap and the Group II Maximum Rate
      Cap.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMorgan Logo]

Title of
Certificates:         Chase Funding Mortgage Loan Asset-Backed Certificates,
                      Series 2004-2, consisting of the following offered classes:
                      Class IA-1, Class IA-2, Class IA-3, Class IA-4,
                      Class IA-5, Class IA-6
                      Class IM-1, Class IM-2
                      Class IB
                      (the "Group I Certificates")

                      and

                      Class IIA-1, Class IIA-2
                      Class IIM-1, Class IIM-2
                      Class IIB
                      (the "Group II Certificates")

Underwriters:         J.P. Morgan Securities Inc., Banc One Capital
                      Markets, Inc. and Merrill Lynch, Pierce, Fenner & Smith
                      Incorporated


Depositor:            Chase Funding, Inc.


Sellers: Chase Manhattan Mortgage Corporation, Chase Manhattan Bank USA, N.A. and JPMorgan Chase Bank


Servicer:             Chase Manhattan Mortgage Corporation


Trustee:              Wachovia Bank, N.A.


Cut-Off Date:         June 1, 2004


Pricing Date:         On or about June 17, 2004


Closing Date:         On or about June 29, 2004


Distribution Dates:   Distribution of principal and interest on the
                      certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in July 2004.


ERISA Considerations: The offered certificates will be ERISA eligible as of the
                      Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Certificates.


Legal Investment:     The Class A and Class M-1 Certificates will constitute
                      "mortgage-related securities" for the purposes of SMMEA.
                      The Class M-2 and Class B Certificates will not constitute
                      "mortgage-related securities" for the purposes of SMMEA.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMorgan Logo]

Tax Status:           For federal income tax purposes, the Trust Fund will
                      include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit" ("REMIC").


Optional Termination: The Servicer has the option to exercise a call on each loan group individually when the aggregate stated principal balance for that loan group is less than or equal to 10% of the aggregate stated principal balance of the related loan group as of the Cut-Off Date. The call will be exercised at a price equal to the sum of (i) the stated principal balance of the Mortgage Loans in the related loan group (other than in respect of REO property), plus accrued interest, (ii) the appraised value of any REO Property in the related loan group (up to the stated principal balance of the related Mortgage Loan), and (iii) any unreimbursed out-of-pocket costs, expenses and the principal portion of Advances, in each case previously incurred by the Servicer in the performance of its servicing obligations in connection with such Mortgage Loans.


Mortgage Loans:       The mortgage pool will consist of mortgage loans
                      ("Mortgage Loans") that will be divided into a fixed-rate coupon group (Group I) and an adjustable-rate coupon group
                      (Group II). The Mortgage Loans are secured by first liens on real properties.


Administrative Fees:  The Servicer and Trustee will be paid fees aggregating approximately 51 bps per annum (payable monthly) on the stated principal balance of the Mortgage Loans.


Compensating
Interest:             The amount of servicing fee otherwise payable to the
                      Servicer for any month on any Distribution Date will be reduced in an amount up to the amount of any shortfall in interest payments resulting from (i) prepayments received in full during the period from the 16th calendar day through the last calendar day of the previous month and (ii) partial prepayments received during the previous calendar month, less any interest payments due with respect to prepayments in full received during the period from the 1st through the 15th of the month of such Distribution Date; provided that any such reduction of the servicing fee otherwise payable with respect to that Distribution Date will be limited to the product of (1) one-twelfth of 0.35% and (2) the aggregate stated principal balance of the mortgage loans with respect to the related Distribution Date.


Prepayment Period:    With respect to any Distribution Date, unscheduled
                      prepayments of principal in full received during the period from the 16th calendar day of the prior calendar month (or from the Cut-Off Date in the case of the first
                      Distribution Date) through the 15th of the month of such Distribution Date and partial prepayments received during the previous calendar month will be passed through on such Distribution Date to Certificateholders then entitled to principal distributions.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMorgan Logo]

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2004-2
      --------------------------------------------------------------------

                              Certificate Structure
                              ---------------------

Credit Enhancement:   1) Excess interest
                      2) Over-Collateralization
                      3) Cross-Collateralization
                      4) Subordination


Excess Interest:      Excess interest cashflows from each group will be
                      available as credit enhancement for the related group.


Over-
Collateralization:    The over-collateralization ("O/C") provisions are
                      intended to provide for the limited acceleration of the senior Certificates relative to the amortization of the related loan group, generally until the required O/C levels are reached. Accelerated amortization is achieved by applying certain excess interest collected on each loan group to the payment of principal on the related senior
                      Certificates, resulting in the accumulation of O/C. By paying down the principal balance of the certificates faster than the principal amortization of the related loan group, an O/C amount equal to the excess of the aggregate unpaid principal balance of the related loan group over the principal balance of the related Certificates is created. Excess interest will be directed to build each loan group's O/C amount until the respective loan group reaches its required O/C target. The acceleration feature will cease unless it is once again necessary to maintain the required O/C level. For purposes of applying excess interest to build each loan group's O/C amount, excess interest will begin to be applied on the 3rd Distribution
                      Date (September 2004) for Group I and on the 7th
                      Distribution Date (January 2005) for Group II.

                                            GROUP I CERTIFICATES

                      Initial:     0.00% of original balance      Target: 2.85% of original balance
                      Stepdown:    5.70% of current balance       Floor:  0.50% of original balance



                                            GROUP II CERTIFICATES

                      Initial:     0.00% of original balance      Target: 1.25% of original balance
                      Stepdown:    2.50% of current balance       Floor:  0.50% of original balance



Cross-
Collateralization:    Excess interest from each of the two loan groups, if
                      not needed as credit enhancement for its own loan group, will be available as credit enhancement for the other loan group.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMorgan Logo]

                                                         GROUP I
                                                         -------
Group I Subordination (1):

                      --------------------------- -------------------------- -------------------------
                                                  (Moody's/S&P/Fitch)        GROUP I (Subordination)
                      --------------------------- -------------------------- -------------------------
                      Class IA                    (Aaa/AAA/AAA)              10.60%
                      Class IM-1                  (Aa2/AA/AA)                8.10%
                      Class IM-2                  (A2/A/A)                   5.60%
                      Class IB                    (Baa2/BBB/BBB)             2.85%
                      --------------------------- -------------------------- -------------------------


Group I Class Size:

                      --------------------------- -------------------------- -------------------------
                                                  (Moody's/S&P/Fitch)        GROUP I (Class Size)
                      --------------------------- -------------------------- -------------------------
                      Class IA                    (Aaa/AAA/AAA)              92.25%
                      Class IM-1                  (Aa2/AA/AA)                2.50%
                      Class IM-2                  (A2/A/A)                   2.50%
                      Class IB                    (Baa2/BBB/BBB)             2.75%
                      --------------------------- -------------------------- -------------------------




                                                         GROUP II
                                                         --------

Group II Subordination (1):

                      --------------------------- -------------------------- -------------------------
                                                  (Moody's/S&P/Fitch)        GROUP II (Subordination)
                      --------------------------- -------------------------- -------------------------
                      Class IIA                   (Aaa/AAA/AAA)              12.00%
                      Class IIM-1                 (Aa2/AA/AA)                7.50%
                      Class IIM-2                 (A2/A/A)                   3.75%
                      Class IIB                   (Baa2/BBB/BBB)             1.25%
                      --------------------------- -------------------------- -------------------------


Group II Class Size:

                      --------------------------- -------------------------- -------------------------
                                                  (Moody's/S&P/Fitch)        GROUP II (Class Size)
                      --------------------------- -------------------------- -------------------------
                      Class IIA                   (Aaa/AAA/AAA)              89.25%
                      Class IIM-1                 (Aa2/AA/AA)                4.50%
                      Class IIM-2                 (A2/A/A)                   3.75%
                      Class IIB                   (Baa2/BBB/BBB)             2.50%
                      --------------------------- -------------------------- -------------------------


(1) The subordination percentages include the target over-collateralization levels of 2.85% for Group I and 1.25% for Group II. There will be no O/C as of the Closing Date and for purposes of applying excess interest to build each loan group's O/C amount, excess interest will begin to be applied on the 3rd Distribution Date (September 2004) for Group I and on the 7th Distribution Date (January 2005) for Group II .


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMorgan Logo]

                                     GROUP I
                                     -------

Mortgage Loans:       Fixed-rate, first lien, sub-prime Mortgage Loans having an aggregate stated principal balance as of the Cut-Off Date of approximately $450,000,098.


Prepayment
Assumption:           The Group I Certificates will be priced at 20% HEP
                      (2% - 20% CPR Ramp over 10 months).


Group I Net WAC Cap:  The pass-through rate of each class of the Group I
                      Certificates will be subject to the "Group I Net WAC Cap", which is a per annum rate equal to the weighted average net mortgage rate on the Group I Mortgage Loans. In the case of the Class IA-1 Certificates, this rate is multiplied by a fraction the numerator of which is 30 and the denominator of which is the actual number of days in the accrual period. Any interest shortfall due to the Group I Net WAC Cap will not be reimbursed.


Interest Accrual:     For the Class IA-1 Certificates, interest will
                      initially accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current
                      Distribution Date. For all other Group I Certificates, interest will accrue during the calendar month preceding the month of distribution.


Payment Delay:        For the Class IA-1 Certificates, 0 days. For all other
                      Group I Certificates, 24 days.


Interest Payment
Basis: For the Class IA-1 Certificates, Actual/360. For all other Group I Certificates, 30/360.


Coupon Step Up:       If the 10% clean-up call for the Group I Certificates is
                      not exercised on the first distribution date on which it is exercisable, the Pass-Through Rate on the Class IA-5
                      Certificates will increase by 50 bps per annum.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMorgan Logo]

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2004-2


                              Group I Certificates

                                          Class          Class           Class          Class
                                          IA-1            IA-2           IA-3            IA-4
-------------------------------------------------------------------------------------------------------------------
Offer Size                            $170,600,000    $28,600,000    $63,400,000    $62,100,000

Expected Ratings
       Moody's                            Aaa            Aaa            Aaa            Aaa
       S&P                                AAA            AAA            AAA            AAA
       Fitch                              AAA            AAA            AAA            AAA
Coupon                                1M Libor + [ ]  Fixed (1)      Fixed (1)      Fixed (1)

Weighted Average Life
to Call (yrs ) (3)                       1.00            2.20           3.00           5.00

Weighted Average Life
To Maturity (yrs.) (3)                   1.00            2.20           3.00           5.00

Payment Window
to Call (mos.) (3)                      1-24/24        24-29/6        29-45/17       45-81/37

Payment Window
to Maturity (mos.) (3)                  1-24/24        24-29/6        29-45/17       45-81/37

Expected Maturity to
Call (3)                                 06/06          11/06          03/08          03/11

Expected Maturity to Maturity (3)        06/06          11/06          03/08          03/11

Last Scheduled Distribution Date (4)     01/20          01/22          09/26          05/31


                                           Class        Class          Class           Class           Class
                                           IA-5         IA-6           IM-1            IM-2            IB
----------------------------------------------------------------------------------------------------------------------
Offer Size                             $48,925,000    $41,500,000    $11,250,000    $11,250,000    $12,375,000

Expected Ratings
       Moody's                            Aaa            Aaa            Aa2             A2            Baa2
       S&P                                AAA            AAA             AA             A             BBB
       Fitch                              AAA            AAA             AA             A             BBB
Coupon                                Fixed (1,2)     Fixed (1)      Fixed (1)      Fixed (1)      Fixed (1)

Weighted Average Life
to Call (yrs)(3)                          9.04           6.68           6.28           6.28           6.28

Weighted Average Life
To Maturity (yrs.) (3)                   11.38           6.68           6.82           6.75           6.57

Payment Window
to Call (mos.) (3)                     81-114/34      37-114/78      37-114/78      37-114/78      37-114/78

Payment Window
to Maturity (mos.) (3)                 81-237/157     37-114/78      37-176/140     37-166/130     37-150/114

Expected Maturity to
Call (3)                                 12/13          12/13          12/13          12/13          12/13

Expected Maturity to Maturity (3)        03/24          12/13          02/19          04/18          12/16

Last Scheduled Distribution Date (4)     02/34          10/15          02/34          02/34          02/34


(1)   Subject to the Group I Net WAC Cap.
(2) If the 10% cleanup call for Group I is not exercised on the first Distribution Date on which it is exercisable, the coupon on the Class IA-5 Certificates will increase by 50 bps per annum.
(3)   The Group I Certificates will be priced at 20% HEP.
(4) Assumes 0% HEP, no losses, no excess interest will be applied to principal and the cleanup call is not exercised.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

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                                       8

                                    GROUP II


Mortgage Loans:       Adjustable-rate, first lien, sub-prime Mortgage Loans
                      having an aggregate stated principal balance as of the Cut-Off Date of approximately $300,000,421.

Prepayment
Assumption:           The Group II Certificates will be priced at 100% PPC (2%
                      CPR in month 1, plus an additional 1/11th of 26% CPR for each month thereafter building to 28% CPR in month 12 and remaining constant at 28% CPR until month 23, remaining constant at 60% CPR from month 24 until month 27 and remaining constant at 35% CPR from month 28 and thereafter).

Group II Available
Funds Cap:            The pass-through rate of each class of the Group II
                      Certificates will be subject to the "Group II Available
                      Funds Cap" which is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the Group II Mortgage Loans based on the net mortgage rates in effect on the related due date divided by (y) the aggregate principal balance of the Group II Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period. Payments under the Yield
                      Maintenance Agreement will be available to cover any shortfalls resulting from the Group II Available Funds
                      Cap (other than such shortfalls arising from the failure to allocate losses to the Group II Class A Certificates).


Group II Maximum
Rate Cap:             The pass-through rate of each class of the Group II
                      Certificates will be subject to the "Group II Maximum
                      Rate Cap", which is a per annum rate equal to the weighted average of the net maximum lifetime mortgage rates on the Group II Mortgage Loans multiplied by a fraction the numerator of which is 30 and the denominator of which is the actual number of days in the accrual period. Any interest shortfall due to the Group II
                      Maximum Rate Cap will not be reimbursed.


Shortfall
Reimbursement:        If on any Distribution Date the pass-through rate on the
                      Group II Certificates is limited by the Group II
                      Available Funds Cap, the amount of such interest that would have been distributed if the pass-through rate on the Group II Certificates had not been so limited by the Group II Available Funds Cap, up to but not exceeding the Group II Maximum Rate Cap, and the aggregate of such shortfalls from previous Distribution Dates together with accrued interest at the pass-through rate will be carried over to the next Distribution Date until paid (herein referred to as "Carryover"). Such reimbursement will only come from interest on the Group II Mortgage Loans and proceeds from any applicable Yield Maintenance Agreement and will be paid only on a subordinated basis. No such Carryover will be paid once the Group II Certificate principal balance has been reduced to zero.



Interest Accrual:     For all Group II Certificates, interest will
                      initially accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current
                      Distribution Date.


Payment Delay:        0 days.


Interest Payment
Basis:                Actual/360.


Coupon Step Up:       If the 10% clean-up call for the Group II Certificates is
                      not exercised on the first distribution date on which it is exercisable, the margin on the Class IIA-2 Certificates will increase to 2x its respective margin and the margin on the Class IIM-1, Class IIM-2 and Class IIB Certificates will increase to 1.5x their respective margins.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMorgan Logo]

 Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2004-2

                  Group II Certificates

                                                Class                   Class                     Class
                                                IIA-1                   IIA-2                     IIM-1
---------------------------------------------------------------------------------------------------------------------
Offer Size                                  $141,100,000             $126,650,000              $13,500,000

Expected Ratings
  Moody's                                        Aaa                      Aaa                      Aa2
  S&P                                            AAA                      AAA                       AA
  Fitch                                          AAA                      AAA                       AA

Coupon                                    1M Libor + [ ] (1)      1M Libor + [ ] (1,2)     1M Libor + [ ] (1,2)


Weighted Average Life
to Call (yrs.) (3)                               1.00                     3.27                     4.09

Weighted Average Life
to Maturity (yrs.) (3)                           1.00                     3.63                     4.41

Payment Window
to Call (mos.) (3)                             1-21/21                  21-65/45                 40-65/26

Payment Window
to Maturity (mos.)(3)                          1-21/21                 21-144/124               40-107/68

Expected Maturity
to Call (3)                                     03/06                    11/09                    11/09

Expected Maturity
to Maturity (3)                                 03/06                    06/16                    05/13

Last Scheduled Distribution Date (4)            01/25                    02/34                    02/34


                                                Class                      Class
                                                IIM-2                      IIB
----------------------------------------------------------------------------------------
Offer Size                                   $11,250,000               $7,500,000

Expected Ratings
  Moody's                                         A2                      Baa2
  S&P                                             A                       BBB
  Fitch                                           A                       BBB

Coupon                                    1M Libor + [ ] (1,2)     1M Libor + [ ] (1,2)


Weighted Average Life
to Call (yrs.) (3)                               3.97                     3.81

Weighted Average Life
to Maturity (yrs.) (3)                           4.20                     3.85

Payment Window
to Call (mos.) (3)                             38-65/28                 37-65/29

Payment Window
to Maturity (mos.)(3)                          38-94/57                 37-76/40

Expected Maturity
to Call (3)                                     11/09                    11/09

Expected Maturity
to Maturity (3)                                 04/12                    10/10

Last Scheduled Distribution Date (4)            02/34                    02/34


(1)   Subject to the Group II Available Funds Cap and the Group II Maximum Rate
      Cap.
(2) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on the Class IIA-2 Certificates will increase to 2x its respective margin and the margin on each of the Class IIM-1, Class IIM-2 and Class IIB Certificates will increase to 1.5x their respective margins.
(3)   The Group II Certificates will be priced at 100% PPC.
(4) Assumes 0% CPR, no losses, no excess interest will be applied to principal and the cleanup call is not exercised.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMorgan Logo]

Yield Maintenance
Agreement:            On the Closing Date, the Trustee will enter into a Yield
                      Maintenance Agreement with [ ] (the "Counterparty") for the benefit of the Group II Certificates. On each Distribution Date, payments under the Yield Maintenance
                      Agreement will be made based on (i) an amount equal to the lesser of (a) the notional balance (as set forth below) and (b) the outstanding certificate principal balance of the Group II Certificates immediately preceding that Distribution Date and (ii) the strike rate (as set forth below). Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds the applicable ceiling rate. Payments under the Yield Maintenance Agreement will be available only to cover any shortfalls resulting from the Group II
                      Available Funds Cap (other than such shortfalls arising from the failure to allocate losses to the Group II
                      Class A Certificates). The Yield Maintenance Agreement will terminate after the Distribution Date in August 2006.



                                           Yield Maintenance Agreement Schedule

                      ---------------------- -------------------- ------------------- --------------------
                       Distribution Date     Notional Balance ($)    Strike Rate (%)     Ceiling Rate (%)
                      ---------------------- -------------------- ------------------- --------------------
                           25-Jul-04           300,000,000.00           6.63%                7.71%
                           25-Aug-04           296,696,643.97           5.51%                7.71%
                           25-Sep-04           292,767,062.91           5.51%                7.71%
                           25-Oct-04           288,219,093.92           5.71%                7.71%
                           25-Nov-04           283,064,509.94           5.51%                7.71%
                           25-Dec-04           277,319,066.26           5.71%                7.71%
                           25-Jan-05           271,002,510.49           5.51%                7.71%
                           25-Feb-05           263,155,198.31           5.53%                7.71%
                           25-Mar-05           254,812,723.68           6.18%                7.71%
                           25-Apr-05           246,667,756.58           5.58%                7.71%
                           25-May-05           238,846,181.46           5.80%                7.71%
                           25-Jun-05           232,060,170.77           5.61%                7.71%
                           25-Jul-05           225,462,516.64           5.81%                7.71%
                           25-Aug-05           219,048,021.66           5.61%                7.71%
                           25-Sep-05           212,811,631.20           5.62%                7.71%
                           25-Oct-05           206,748,429.45           5.82%                7.71%
                           25-Nov-05           200,853,635.69           5.62%                7.71%
                           25-Dec-05           195,122,600.56           5.82%                7.71%
                           25-Jan-06           189,550,802.44           5.63%                7.71%
                           25-Feb-06           184,133,843.98           5.63%                7.71%
                           25-Mar-06                0.00                7.72%                7.71%
                           25-Apr-06           157,214,755.08           6.96%                7.71%
                           25-May-06           145,251,068.69           7.21%                7.71%
                           25-Jun-06           134,175,736.47           6.99%                7.71%
                           25-Jul-06           129,194,284.20           7.24%                7.71%
                           25-Aug-06           124,391,948.36           7.00%                7.71%
                      ---------------------- -------------------- ------------------- --------------------


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMorgan Logo]

Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2004-2
--------------------------------------------------------------------

                               CASH FLOW PRIORITY
                               ------------------

                              GROUP I CERTIFICATES

1.    Repayment of any unrecoverable, unreimbursed Servicer advances.
2.    Servicing Fees and Trustee Fees.
3. Group I available interest funds, as follows: monthly interest, including any interest carryforward to the Class IA Certificates, on a pro-rata basis, then monthly interest, including any interest carryforward to the Class IM-1 Certificates, then to the Class IM-2 Certificates and then to the Class IB Certificates in a similar manner.
4. Group I available principal funds, as follows: monthly principal sequentially to the Class IA Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IM-1 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IM-2 Certificates as described under "PRINCIPAL PAYDOWN" and then monthly principal to the Class IB Certificates as described under "PRINCIPAL PAYDOWN."
5. Excess Group I interest to Group I Certificates in the order as described under "PRINCIPAL PAYDOWN" to build O/C to the required level.
6.    Excess Group I interest to pay Group I subordinate principal shortfalls.
7. Excess Group I interest to pay certain amounts for the Group II Certificates as described in the Prospectus Supplement.
8. Any remaining Group I amount will be paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the offered certificates.



                              GROUP II CERTIFICATES

1.    Repayment of any unrecoverable, unreimbursed Servicer advances.
2.    Servicing Fees and Trustee Fees.
3. Group II available interest funds, as follows: monthly interest, including any interest carryforward to the Class IIA Certificates, on a pro-rata basis, then monthly interest, including any interest carryforward to the Class IIM-1 Certificates, then to the Class IIM-2 Certificates and then to the Class IIB Certificates in a similar manner.
4. Group II available principal funds, as follows: monthly principal to the Class IIA Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IIM-1 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IIM-2 Certificates as described under "PRINCIPAL PAYDOWN" and then monthly principal to the Class IIB Certificates as described under "PRINCIPAL PAYDOWN."
5. Excess Group II interest to Group II Certificates in the order as described under "PRINCIPAL PAYDOWN" to build O/C to the required level.
6.    Excess Group II interest to pay Group II subordinate principal shortfalls.
7. Excess Group II interest to pay certain amounts for the Group I Certificates as described in the Prospectus Supplement.
8. Excess Group II interest to pay any Carryover resulting from the imposition of the Group II Available Funds Cap.
9. Any remaining Group II amount will be paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the offered certificates.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMorgan Logo]

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2004-2
      --------------------------------------------------------------------

                               PRINCIPAL PAYDOWN
                               -----------------

Class IA-6 LOCKOUT DISTRIBUTION AMOUNT: For any Distribution Date prior to the Distribution Date in July 2013, the product of (i) the applicable Class IA-6 Lockout Percentage, (ii) a fraction, the numerator of which is the outstanding principal balance of the Class IA-6 Certificates and the denominator of which is the aggregate outstanding principal balance of the Class IA-1 through Class IA-6 Certificates (in each case immediately prior to such Distribution Date) and
(iii) the Class IA-1 through Class IA-6 portion of the Class IA Principal Distribution Amount which shall equal the Class IA-1 through Class IA-6 pro rata share of all scheduled and unscheduled Group I principal plus excess spread related to the Group I Mortgage Loans to the extent distributable as principal, for such Distribution Date. For the July 2013 Distribution Date and each Distribution Date thereafter, the Class IA-6 Lockout Distribution Amount will equal the Class IA-1 through Class IA-6 pro rata share of the Class IA Principal Cashflows.

                          CLASS IA-6 LOCKOUT PERCENTAGE
                          -----------------------------

                     -----------------------------------------
                     July 2004 - June 2007                0%
                     July 2007 - June 2009               45%
                     July 2009 - June 2010               80%
                     July 2010 - June 2011              100%
                     July 2011 - June 2013              300%
                     -----------------------------------------


IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

Group I Certificates:
---------------------
1) To the Class IA-6 Certificateholders -- the Class IA-6 Lockout Distribution Amount until the principal balance of the Class IA-6 Certificate is reduced to zero.
2) All scheduled and unscheduled Group I principal plus excess spread to the extent distributable as principal to build O/C to the required level ("Group I Class A Principal Cashflow") remaining after step 1 above will be paid sequentially to the Class IA Certificates until the principal balance of each such class of Certificates is reduced to zero.

If the aggregate principal balance of the subordinated Certificates is reduced to zero, distribution of principal to the Class IA Certificates will be made on a pro rata basis, and not in accordance with the above priorities.


Group II Certificates:
----------------------
1) The Class IIA Principal Distribution Amount, which shall equal all scheduled and unscheduled Group II principal plus excess spread related to the Group II Mortgage Loans to the extent distributable as principal, will be distributed sequentially to the Class IIA Certificates until the principal balance of each such class of Certificates is reduced to zero.

2) If the aggregate principal balance of the subordinated Certificates is reduced to zero, distribution of principal to the Class IIA Certificates will be made on a pro rata basis, and not in accordance with the above priorities.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMorgan Logo]

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

With respect to each Certificate Group, all Certificates will be entitled to receive payments of principal, in the following order of priority: first sequentially to the Class A Certificates (in the same order of priority as in the case prior to the test being met), second to the Class M-1 Certificates, third to the Class M-2 Certificates, and fourth to the Class B Certificates.

If the Subordinate Class Principal Distribution Test is met, principal will be distributed up to amounts that will keep the subordination for each class at its required level.


                        REQUIRED SUBORDINATION LEVELS (1)

           ------------------------------------------------------------
           Group I                           Group II
           ------------------------------------------------------------
           Class A                   21.20%  Class A             24.00%
           Class M-1                 16.20%  Class M-1           15.00%
           Class M-2                 11.20%  Class M-2            7.50%
           Class B                    5.70%  Class B              2.50%
           ------------------------------------------------------------
           (1)   Includes target overcollateralization


THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

1)    The Distribution Date is on or after the July 2007 Distribution Date; and
2) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and
3)    A Trigger Event does not exist.


TRIGGER EVENT:

A trigger event ("Trigger Event") with respect to each loan group and a Distribution Date after June 2007, exists if (i) the current Senior Enhancement Percentage is not greater than or equal to a multiple of the 60+ day delinquency percentage (including foreclosures and REOs) (2x for Group I; 2.5x for Group II) or (ii) aggregate realized losses incurred from the Cut-off Date through the last day of the calendar month preceding such Distribution Date with respect to Group I or Group II Mortgage Loans, as applicable, exceed the following levels (expressed as a percentage of aggregate principal balance of the related Mortgage Loans as of the Cut-off Date):


-------------------------------------------------------------------------------------------------------------
Distribution Date Occurring In  Group I Required Loss Percentage       Group II Required Loss Percentage
-------------------------------------------------------------------------------------------------------------
July 2007 - June 2008           1.50% for the first month, plus an     3.50% for the first month, plus an
                                additional 1/12th of 1.00% for each    additional 1/12th of 1.25% for each
                                month thereafter                       month thereafter
July 2008 - June 2009           2.50% for the first month, plus an     4.75% for the first month, plus an
                                additional 1/12th of 0.50% for each    additional 1/12th of 0.50% for each
                                month thereafter                       month thereafter
July 2009 - June 2010           3.00% for the first month, plus an     5.25% for the first month, plus an
                                additional 1/12th of 0.25% for each    additional 1/12th of 0.25% for each
                                month thereafter                       month thereafter
July 2010 - June 2011           3.25% for the first month, plus an     5.50%
                                additional 1/12th of 0.25% for each
                                month thereafter
July 2011 and thereafter        3.50%                                  5.50%
-------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMorgan Logo]

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION DATE:

For each loan group, the later of i) the July 2007 Distribution Date and ii) the first Distribution Date on which the applicable Senior Enhancement Percentage (i.e., the sum of the outstanding principal balance of the subordinate Certificates + the O/C amount for the applicable loan group divided by the aggregate stated principal balance of the Mortgage Loans for such loan group) is greater than or equal to the applicable Senior Specified Enhancement Percentage (including O/C), which is equal to, with respect to each group, two times such group's initial AAA subordination percentage.

             Group I Senior                          Group II Senior
    Specified Enhancement Percentage:       Specified Enhancement Percentage:
           -------------------                     -------------------
                 21.20%                                   24.00%
                   Or                                       Or
            (7.75% + 2.85%)*2                       (10.75% + 1.25%)*2


Prospectus:             The Certificates will be offered pursuant to a
                        Prospectus which includes a Prospectus Supplement
                        (together, the "Prospectus"). Complete information with respect to the Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.


Mortgage Loans:         The following tables describe the mortgage loans and the
                        related mortgaged properties as of the close of business on the Cut-off Date. The sum of the columns below may not equal the total indicated due to rounding.


Further Information:  Please call any of the following contacts:
                      Chris Schiavone      (212) 834-5372
                      Marty Friedman       (212) 834-5727
                      Philip Li            (212) 834-5033
                      Tom Roh              (212) 834-5936
                      Brian Mendell        (212) 834-5029
                      Phillip Chun         (212) 834-5435
                      Kevin Lynn           (212) 834-5412


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMorgan Logo]

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2004-2
                                     Group I

                                 Summary Report
                                 --------------
Aggregate Outstanding Principal
Balance                                      $450,000,098
Aggregate Original Principal
Balance                                      $452,258,269
Number of Mortgage Loans                            3,125

                                               Average(1)                      Minimum              Maximum
                                               ----------                      -------              -------
Original Principal Balance                       $144,723                      $15,000             $918,750
Outstanding Principal Balance                    $144,000                      $14,680             $915,151

                                      Weighted Average(2)                      Minimum              Maximum
                                      -------------------                      -------              -------
Original Term (mos)                                   310                           60                  360
Stated Remaining Term (mos)                           307                           58                  359
Expected Remaining Term (mos)                         306                           58                  359
Loan Age (mos)                                          3                            1                   21
Current Interest Rate                              6.769%                       5.250%              11.375%
Original Loan-to-Value                             71.65%                        8.76%               95.00%
Credit Score (3)                                      645                          486                  814

                                                                              Earliest               Latest
                                                                              --------               ------
Origination Dates                                                          August 2002           March 2004
Maturity Dates                                                              March 2009           April 2034

Lien Position                       Percent of Loan Group
                                    ---------------------
1st Lien                                            100.0 %

Occupancy                           Percent of Loan Group
                                    ---------------------
Owner Occupied                                       91.5 %
Investment                                            7.7
Second Home                                           0.7 %

Documentation                       Percent of Loan Group
                                    ---------------------
Full Documentation                                   60.2 %
Stated Income                                        32.2 %
24 Month Bank Statement                               6.6 %
Reduced Documentation                                 1.0 %

Year of Origination                 Percent of Loan Group
                                    ---------------------
2002                                                  0.3 %
2003                                                  4.7 %
2004                                                 95.0 %


Loan Purpose                        Percent of Loan Group
                                    ---------------------
Refinance - Cash-Out                                 82.7 %
Purchase                                              9.5 %
Refinance - Rate/Term                                 7.8 %


Property Type                       Percent of Loan Group
                                    ---------------------
Single Family Detached                               73.8 %
Two- to Four-family
Dwelling                                             11.6 %
Condominium                                           4.7 %
Planned Unit Development                              4.2 %
Manufactured Housing                                  3.8 %
Small Mixed Use                                       2.0 %

Notes:
(1)   Sum of Principal Balance divided by total number of loans.
(2)   Weighted by Outstanding Principal Balance.
(3)   Minimum and Weighted Average only for loans with credit scores.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMorgan Logo]

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2004-2
                                     Group I

                              Current Mortgage Rate
                              ---------------------

                                                  Number of       Aggregate Principal          Percent of
Current Mortgage Rates                       Mortgage Loans       Balance Outstanding          Loan Group
5.000% to 5.499%                                         15                $2,864,157                 0.6 %
5.500% to 5.999%                                        603               108,760,051                24.2
6.000% to 6.499%                                        504                83,603,648                18.6
6.500% to 6.999%                                        698               104,989,438                23.3
7.000% to 7.499%                                        385                52,564,029                11.7
7.500% to 7.999%                                        473                55,201,194                12.3
8.000% to 8.499%                                        200                20,436,944                 4.5
8.500% to 8.999%                                        213                18,892,202                 4.2
9.000% to 9.499%                                         24                 2,031,177                 0.5
9.500% to 9.999%                                          6                   483,454                 0.1
10.000% to 10.499%                                        3                   138,114                 0.0
11.000% to 11.499%                                        1                    35,690                 0.0
                                                          -                    ------                 ---
Total:                                                3,125             $450,000,098                100.0 %
                                                      -----             -------------               -----

Mortgage Rates Range is from: 5.250% to 11.375%
Weighted Average is: 6.769%

                       Remaining Months to Stated Maturity
                       -----------------------------------

                                                  Number of       Aggregate Principal          Percent of
Remaining Term (Months)                      Mortgage Loans       Balance Outstanding          Loan Group
49 to 60                                                  1                   $24,315                 0.0 %
73 to 84                                                  1                    29,184                 0.0
85 to 96                                                  1                    46,453                 0.0
97 to 108                                                 1                   115,163                 0.0
109 to 120                                               58                 4,125,669                 0.9
121 to 132                                                1                   133,859                 0.0
133 to 144                                                7                   312,492                 0.1
145 to 156                                                1                   281,829                 0.1
157 to 168                                               11                 1,479,588                 0.3
169 to 180                                              644                80,016,258                17.8
181 to 192                                                2                   174,508                 0.0
193 to 204                                                1                   187,222                 0.0
205 to 216                                                2                   256,369                 0.1
229 to 240                                              449                52,613,799                11.7
289 to 300                                               26                 3,285,012                 0.7
313 to 324                                                1                   113,556                 0.0
337 to 348                                               15                 2,915,063                 0.6
349 to 360                                            1,903               303,889,759                67.5
                                                      -----               -----------                ----
Total:                                                3,125             $450,000,098                100.0 %
                                                      -----             -------------               -----

Remaining Term Range is from (Months): 58 to 359
Weighted Average is (Months): 307


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMorgan Logo]

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2004-2
                                     Group I

                    Original Mortgage Loan Principal Balances
                    -----------------------------------------

Range of Original Mortgage                        Number of       Aggregate Principal          Percent of
Loan Principal Balances                      Mortgage Loans       Balance Outstanding          Loan Group
$100,000 or Less                                      1,094               $72,847,496                16.2 %
$100,001 to $150,000                                    775                97,022,681                21.6
$150,001 to $200,000                                    600               103,482,522                23.0
$200,001 to $250,000                                    334                74,775,380                16.6
$250,001 to $300,000                                    165                45,190,465                10.0
$300,001 to $350,000                                    102                33,296,238                 7.4
$350,001 to $400,000                                     34                12,945,829                 2.9
$400,001 to $450,000                                     11                 4,656,193                 1.0
$450,001 to $500,000                                      7                 3,374,316                 0.7
$650,001 to $700,000                                      1                   670,541                 0.1
$800,001 to $850,000                                      1                   823,286                 0.2
$900,001 to $950,000                                      1                   915,151                 0.2
                                                          -                   -------                 ---
Total:                                                3,125             $450,000,098                100.0 %
                                                      -----             -------------               -----

Original Mortgage Loan Principal Balance Range is from: $15,000 to $918,750 Average is: $144,723

                              Product Type Summary
                              --------------------

                                                  Number of       Aggregate Principal          Percent of
Product Type Summary                         Mortgage Loans       Balance Outstanding          Loan Group
5 to 9 Year Fixed Rate Mortgage Loan                      3                   $99,952                 0.0 %
10 to 14 Year Fixed Rate Mortgage Loan                   70                 5,117,710                 1.1
15 to 19 Year Fixed Rate Mortgage Loan                  416                46,381,024                10.3
20 to 24 Year Fixed Rate Mortgage Loan                  449                52,613,799                11.7
25 to 29 Year Fixed Rate Mortgage Loan                   27                 3,398,568                 0.8
30 Year Fixed Rate Mortgage Loan                      1,918               306,804,822                68.2
Balloon Loan                                            242                35,584,223                 7.9
                                                        ---                ----------                 ---
Total:                                                3,125             $450,000,098                100.0 %
                                                      -----             -------------               -----

                          Prepayment Penalties Summary
                          ----------------------------

                                                  Number of       Aggregate Principal          Percent of
Prepayment Penalty Summary                   Mortgage Loans       Balance Outstanding          Loan Group
None                                                    690               $98,736,251                21.9 %
12 Months                                               214                44,329,607                 9.9
24 Months                                                14                 2,682,815                 0.6
36 Months                                             1,009               153,296,356                34.1
60 Months                                             1,198               150,955,069                33.5
                                                      -----               -----------                ----
Total:                                                3,125             $450,000,098                100.0 %
                                                      -----             -------------               -----

The weighted average prepayment penalty term with respect to the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool having prepayment penalties is approximately 43 months.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMorgan Logo]

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2004-2
                                     Group I

                               State Distributions
                               -------------------

                                    Number of                   Aggregate Principal           Percent of
States                         Mortgage Loans                   Balance Outstanding           Loan Group
Arizona                                    29                            $3,338,688                  0.7 %
Arkansas                                   18                             1,276,185                  0.3
California                                548                           108,052,035                 24.0
Colorado                                   49                             7,540,239                  1.7
Connecticut                                46                             7,555,058                  1.7
Delaware                                   15                             1,658,832                  0.4
District of
Columbia                                   19                             2,592,339                  0.6
Florida                                   552                            64,689,034                 14.4
Georgia                                    83                             8,777,944                  2.0
Hawaii                                      3                               471,383                  0.1
Idaho                                      12                             1,241,583                  0.3
Illinois                                   77                            10,659,975                  2.4
Indiana                                    50                             4,478,623                  1.0
Iowa                                        2                               174,202                  0.0
Kansas                                     12                               854,255                  0.2
Kentucky                                   36                             3,040,120                  0.7
Louisiana                                  42                             3,380,098                  0.8
Maine                                       6                               499,457                  0.1
Maryland                                   74                            11,418,643                  2.5
Massachusetts                              41                             7,921,186                  1.8
Michigan                                   89                             9,266,526                  2.1
Minnesota                                  31                             5,061,192                  1.1
Mississippi                                27                             2,120,394                  0.5
Missouri                                   42                             2,756,270                  0.6
Montana                                     5                               593,805                  0.1
Nebraska                                    2                               215,789                  0.0
Nevada                                     18                             2,874,611                  0.6
New Hampshire                              26                             4,007,358                  0.9
New Jersey                                200                            35,870,413                  8.0
New Mexico                                 18                             1,650,580                  0.4
New York                                  331                            64,922,047                 14.4
North Carolina                             48                             4,776,995                  1.1
Ohio                                       69                             6,361,579                  1.4
Oklahoma                                   30                             2,325,503                  0.5
Oregon                                     32                             4,545,590                  1.0
Pennsylvania                              126                            14,999,001                  3.3
Rhode Island                                9                             1,299,004                  0.3
South Carolina                             18                             1,725,537                  0.4
South Dakota                                2                               111,313                  0.0
Tennessee                                  99                             8,754,742                  1.9
Texas                                      10                               948,709                  0.2
Utah                                        9                             1,128,296                  0.3
Vermont                                     3                               404,851                  0.1
Virginia                                   72                            11,047,960                  2.5
Washington                                 38                             6,254,033                  1.4
West Virginia                              12                               949,037                  0.2
Wisconsin                                  41                             5,055,619                  1.1
Wyoming                                     4                               353,468                  0.1
                                            -                               -------                  ---
Total:                                  3,125                         $450,000,098                 100.0 %
                                        -----                         -------------                -----


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMorgan Logo]

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2004-2
                                     Group I

                          Original Loan-to-Value Ratios
                          -----------------------------

                                                  Number of       Aggregate Principal          Percent of
Range of Original Loan-to-Value Ratios       Mortgage Loans       Balance Outstanding          Loan Group
50.00% or Less                                          363               $43,152,935                 9.6 %
50.01% to 55.00%                                        121                16,685,103                 3.7
55.01% to 60.00%                                        220                30,516,741                 6.8
60.01% to 65.00%                                        244                38,088,485                 8.5
65.01% to 70.00%                                        388                58,931,719                13.1
70.01% to 75.00%                                        369                57,016,928                12.7
75.01% to 80.00%                                        688               101,711,435                22.6
80.01% to 85.00%                                        359                51,859,404                11.5
85.01% to 90.00%                                        295                42,049,872                 9.3
90.01% to 95.00%                                         78                 9,987,475                 2.2
                                                         --                 ---------                 ---
Total:                                                3,125             $450,000,098                100.0 %
                                                      -----             -------------               -----

Loan-to-Value Ratios Range is from: 8.76% to 95.00%
Weighted Average is: 71.65%

                            Mortgage Loan Age Summary
                            -------------------------

                                                  Number of       Aggregate Principal          Percent of
Mortgage Loan Age (Months)                   Mortgage Loans       Balance Outstanding          Loan Group
1                                                         1                   $64,444                 0.0 %
2                                                       688                97,549,509                21.7
3                                                     1,428               205,095,719                45.6
4                                                       873               125,347,713                27.9
5                                                        14                 1,457,647                 0.3
6                                                        17                 2,091,462                 0.5
7                                                         7                   521,483                 0.1
8                                                        28                 5,131,874                 1.1
9                                                        23                 4,354,351                 1.0
10                                                        7                 1,139,596                 0.3
11                                                       14                 2,885,184                 0.6
12                                                       10                 1,781,753                 0.4
13                                                        5                   886,907                 0.2
14                                                        2                   230,937                 0.1
16                                                        1                   187,246                 0.0
17                                                        2                   300,657                 0.1
18                                                        2                   321,251                 0.1
19                                                        2                   530,759                 0.1
21                                                        1                   121,605                 0.0
                                                          -                   -------                 ---
Total:                                                3,125             $450,000,098                100.0 %
                                                      -----             -------------               -----

Weighted Average Age (Months) is: 3


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMorgan Logo]

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2004-2
                                     Group I

                              Credit Score Summary
                              --------------------

                                                  Number of       Aggregate Principal          Percent of
Credit Scores                                Mortgage Loans       Balance Outstanding          Loan Group
Not Scored                                                4                  $231,073                 0.1 %
486 to 500                                                3                   297,173                 0.1
501 to 550                                              277                32,105,090                 7.1
551 to 600                                              593                76,381,005                17.0
601 to 650                                              949               135,890,837                30.2
651 to 700                                              786               119,485,327                26.6
701 to 750                                              360                60,006,564                13.3
751 to 800                                              145                24,924,942                 5.5
801 to 814                                                8                   678,086                 0.2
                                                          -                   -------                 ---
Total:                                                3,125             $450,000,098                100.0 %
                                                      -----             -------------               -----

Credit Score Range is from: 486 to 814
Weighted Average (scored loans only) is: 645

                              Credit Grade Summary
                              --------------------

                                                  Number of        Aggregate Principal          Percent of
Credit Grade                                 Mortgage Loans        Balance Outstanding          Loan Group
CMMC Wholesale/Retail Underwriting:
A*                                                    1,052               $175,049,633                38.9 %
AO                                                      717                106,628,753                23.7
A-                                                      119                 15,630,921                 3.5
B                                                        87                 10,751,078                 2.4
B-                                                       10                    915,473                 0.2
C                                                        12                  1,176,919                 0.3
                                                         --                  ---------                 ---
Subtotal:                                             1,997              $310,152,776                 68.9 %
                                                      -----              -------------                ----

CMMC Call Center Underwriting:
A1                                                      509                 65,213,554                14.5 %
A2                                                      448                 56,424,142                12.5
B1                                                      148                 16,022,366                 3.6
B2                                                       22                  2,158,710                 0.5
C1                                                        1                     28,550                 0.0
                                                          -                     ------                 ---
Subtotal:                                             1,128              $139,847,322                 31.1 %
                                                      -----              -------------                ----

Total:                                                3,125              $450,000,098                100.0 %
                                                      -----              -------------               -----


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMorgan Logo]

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2004-2
                                    Group II

                                        Summary Report
                                        --------------

Aggregate Outstanding Principal
Balance                                       $300,000,421
Aggregate Original Principal Balance          $301,224,370
Number of Mortgage Loans                             1,870

                                               Average (1)                      Minimum              Maximum
                                               -----------                      -------              -------
Original Principal Balance                        $161,083                      $14,400             $725,000
Outstanding Principal Balance                     $160,428                      $14,313             $722,022

                                      Weighted Average (2)                      Minimum              Maximum
                                      --------------------                      -------              -------
Original Term (mos)                                    359                          120                  360
Stated Remaining Term (mos)                            355                          116                  358
Expected Remaining Term (mos)                          355                          116                  358
Loan Age (mos)                                           4                            2                   22
Current Interest Rate                               6.506%                       4.750%               9.625%
Initial Interest Rate Cap                           3.000%                       3.000%               3.000%
Periodic Rate Cap                                   1.427%                       1.000%               1.500%
Gross Margin                                        4.906%                       1.240%               8.500%
Maximum Mortgage Rate                              13.506%                      11.750%              16.625%
Minimum Mortgage Rate                               6.559%                       4.750%               9.625%
Months to Roll                                          32                            2                   58
Original Loan-to-Value                              77.20%                       12.13%               95.00%
Credit Score (3)                                       616                          489                  810

                                                                               Earliest               Latest
                                                                               --------               ------
Origination Date                                                              July 2002           March 2004
Maturity Date                                                             February 2014           April 2034

Lien Position                        Percent of Loan Group
-------------                        ---------------------
1st Lien                                             100.0 %

Occupancy                            Percent of Loan Group
---------                            ---------------------
Owner Occupied                                        90.1 %
Investment                                             8.6 %
Second Home                                            1.3 %

Documentation                        Percent of Loan Group
-------------                        ---------------------
Full Documentation                                    62.6 %
Stated Income                                         29.6 %
24 Month Bank Statement                                7.1 %
Reduced Documentation                                  0.7 %

Year of Origination                  Percent of Loan Group
-------------------                  ---------------------
2002                                                   0.8 %
2003                                                   5.1 %
2004                                                  94.0 %


Loan Purpose                         Percent of Loan Group
------------                         ---------------------
Refinance - Cash-Out                                  74.3 %
Purchase                                              17.9 %
Refinance - Rate/Term                                  7.8 %


Property Type                        Percent of Loan Group
------------                         ---------------------
Single Family Detached                                77.5 %
Two- to Four-family
Dwelling                                               8.5 %
Condominium                                            6.3 %
Planned Unit Development                               5.4 %
Manufactured Housing                                   2.1 %
Co-Op                                                  0.1 %

(1)   Sum of Principal Balance divided by total number of loans.
(2)   Weighted by Outstanding Principal Balance.
(3)   Minimum and Weighting only for loans with scores.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMorgan Logo]

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2004-2
                                    Group II

                             Current Mortgage Rates
                             ----------------------

                                              Number of        Aggregate Principal          Percent of
Current Mortgage Rates                   Mortgage Loans        Balance Outstanding          Loan Group
4.500% to 4.999%                                    142                $30,362,528                10.1 %
5.000% to 5.499%                                    148                 29,004,912                 9.7
5.500% to 5.999%                                    271                 51,272,343                17.1
6.000% to 6.499%                                    211                 36,721,896                12.2
6.500% to 6.999%                                    345                 55,643,616                18.5
7.000% to 7.499%                                    221                 31,340,487                10.4
7.500% to 7.999%                                    279                 39,016,762                13.0
8.000% to 8.499%                                    133                 15,084,835                 5.0
8.500% to 8.999%                                    105                 10,221,963                 3.4
9.000% to 9.499%                                     13                  1,266,045                 0.4
9.500% to 9.999%                                      2                     65,034                 0.0
                                                      -                     ------                 ---
Total:                                            1,870              $300,000,421                100.0 %
                                                  -----              -------------               -----

Mortgage Rates Range is from: 4.750% to 9.625%
Weighted Average is: 6.506%

                       Remaining Months to Stated Maturity
                       -----------------------------------

                                                  Number of       Aggregate Principal          Percent of
Remaining Term (Months)                      Mortgage Loans       Balance Outstanding          Loan Group
109 to 120                                                4                  $227,672                 0.1 %
169 to 180                                                6                   462,852                 0.2
181 to 192                                                1                   138,359                 0.0
229 to 240                                               10                 1,155,299                 0.4
289 to 300                                                1                   107,249                 0.0
337 to 348                                               26                 4,271,223                 1.4
349 to 360                                            1,822               293,637,768                97.9
                                                      -----               -----------                ----
Total:                                                1,870             $300,000,421                100.0 %
                                                      -----             -------------               -----

Remaining Term Range is from (Months): 116 to 358
Weighted Average is (Months): 355


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMorgan Logo]

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2004-2
                                    Group II

                    Original Mortgage Loan Principal Balances
                    -----------------------------------------

Range of Original Mortgage                        Number of       Aggregate Principal          Percent of
Loan Principal Balances                      Mortgage Loans       Balance Outstanding          Loan Group
$100,000 or Less                                        525               $33,855,075                11.3 %
$100,001 to $150,000                                    459                57,472,484                19.2
$150,001 to $200,000                                    384                66,982,448                22.3
$200,001 to $250,000                                    209                46,542,169                15.5
$250,001 to $300,000                                    133                36,132,943                12.0
$300,001 to $350,000                                     89                28,941,207                 9.6
$350,001 to $400,000                                     38                14,403,624                 4.8
$400,001 to $450,000                                     14                 5,885,462                 2.0
$450,001 to $500,000                                     15                 7,219,021                 2.4
$500,001 to $550,000                                      1                   522,397                 0.2
$600,001 to $650,000                                      1                   627,785                 0.2
$650,001 to $700,000                                      1                   693,782                 0.2
$700,001 to $750,000                                      1                   722,022                 0.2
                                                          -                   -------                 ---
Total:                                                1,870             $300,000,421                100.0 %
                                                      -----             -------------               -----

Original Mortgage Loan Principal Balance Range is from: $14,400 to $725,000 Average is: $161,083

                              Product Type Summary
                              --------------------

                                                  Number of       Aggregate Principal          Percent of
Product Type Summary                         Mortgage Loans       Balance Outstanding          Loan Group
2/28 LIBOR Loan                                         850              $131,448,595                43.8 %
3/27 LIBOR Loan                                         600               104,835,361                34.9
5/25 LIBOR Loan                                         420                63,716,465                21.2
                                                        ---                ----------                ----
Total:                                                1,870             $300,000,421                100.0 %
                                                      -----             -------------               -----

                          Prepayment Penalties Summary
                          ----------------------------

                                                  Number of       Aggregate Principal          Percent of
Prepayment Penalty Summary                   Mortgage Loans       Balance Outstanding          Loan Group
None                                                    729              $119,255,788                39.8 %
12 Months                                                 4                   703,643                 0.2
24 Months                                               172                30,693,100                10.2
36 Months                                               746               122,120,655                40.7
60 Months                                               219                27,227,234                 9.1
                                                        ---                ----------                 ---
Total:                                                1,870             $300,000,421                100.0 %
                                                      -----             -------------               -----

The weighted average prepayment penalty term with respect to the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool having prepayment penalties is approximately 37 months.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMorgan Logo]

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2004-2
                                    Group II

                               State Distributions
                               -------------------

                                                  Number of       Aggregate Principal          Percent of
States                                       Mortgage Loans       Balance Outstanding          Loan Group
Arizona                                                  26                $3,187,590                 1.1 %
Arkansas                                                  5                   499,066                 0.2
California                                              281                64,684,039                21.6
Colorado                                                 57                10,718,995                 3.6
Connecticut                                              27                 5,232,753                 1.7
Delaware                                                 12                 2,654,370                 0.9
District of Columbia                                     11                 2,208,465                 0.7
Florida                                                 210                29,128,848                 9.7
Georgia                                                  45                 6,828,511                 2.3
Idaho                                                     7                   805,821                 0.3
Illinois                                                 97                14,597,242                 4.9
Indiana                                                  25                 1,678,874                 0.6
Iowa                                                      4                   185,376                 0.1
Kansas                                                   10                 1,265,149                 0.4
Kentucky                                                 13                 1,460,180                 0.5
Louisiana                                                 9                   873,845                 0.3
Maine                                                     2                   213,231                 0.1
Maryland                                                 47                 8,584,146                 2.9
Massachusetts                                            51                11,397,430                 3.8
Michigan                                                128                14,438,515                 4.8
Minnesota                                                52                 9,486,955                 3.2
Mississippi                                               7                   532,287                 0.2
Missouri                                                 98                 8,475,587                 2.8
Montana                                                   3                   424,481                 0.1
Nebraska                                                  2                   120,158                 0.0
Nevada                                                   12                 1,843,376                 0.6
New Hampshire                                            15                 2,609,474                 0.9
New Jersey                                              173                34,077,241                11.4
New Mexico                                                7                   797,137                 0.3
New York                                                102                18,481,222                 6.2
North Carolina                                           33                 4,270,082                 1.4
Ohio                                                     33                 3,228,348                 1.1
Oklahoma                                                  8                   696,671                 0.2
Oregon                                                   14                 2,166,608                 0.7
Pennsylvania                                             54                 5,668,323                 1.9
Rhode Island                                              8                 1,264,512                 0.4
South Carolina                                           12                 1,446,852                 0.5
South Dakota                                              1                   144,980                 0.0
Tennessee                                                21                 2,127,992                 0.7
Texas                                                     7                 1,265,360                 0.4
Utah                                                      2                   381,286                 0.1
Vermont                                                   2                   279,003                 0.1
Virginia                                                 48                 8,110,006                 2.7
Washington                                               29                 5,483,510                 1.8
West Virginia                                             3                   155,516                 0.1
Wisconsin                                                54                 5,446,052                 1.8
Wyoming                                                   3                   374,959                 0.1
                                                          -                   -------                 ---
Total:                                                1,870             $300,000,421                100.0 %
                                                      -----             -------------               -----


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMorgan Logo]

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2004-2
                                    Group II

                          Original Loan-to-Value Ratios
                          -----------------------------

                                                  Number of       Aggregate Principal          Percent of
Range of Original Loan-to-Value Ratios       Mortgage Loans       Balance Outstanding          Loan Group
50.00% or Less                                           84                $9,323,104                 3.1 %
50.01% to 55.00%                                         36                 5,626,299                 1.9
55.01% to 60.00%                                         65                10,305,467                 3.4
60.01% to 65.00%                                         91                15,132,695                 5.0
65.01% to 70.00%                                        168                25,447,039                 8.5
70.01% to 75.00%                                        243                35,050,725                11.7
75.01% to 80.00%                                        573               101,656,149                33.9
80.01% to 85.00%                                        317                51,174,857                17.1
85.01% to 90.00%                                        243                38,139,916                12.7
90.01% to 95.00%                                         50                 8,144,170                 2.7
                                                         --                 ---------                 ---
Total:                                                1,870             $300,000,421                100.0 %
                                                      -----             -------------               -----

Loan-to-Value Ratios Range is from: 12.13% to 95.00%
Weighted Average is: 77.20%

                            Mortgage Loan Age Summary
                            -------------------------

                                                  Number of       Aggregate Principal          Percent of
Mortgage Loan Age (Months)                   Mortgage Loans       Balance Outstanding          Loan Group
2                                                        12                  $589,096                 0.2 %
3                                                       657                93,913,059                31.3
4                                                     1,098               188,460,494                62.8
5                                                        22                 3,169,854                 1.1
6                                                        27                 4,727,765                 1.6
7                                                        11                 2,218,047                 0.7
8                                                         4                   829,819                 0.3
9                                                         3                   590,843                 0.2
10                                                        2                   100,811                 0.0
11                                                        9                 1,204,786                 0.4
12                                                        3                   445,998                 0.1
13                                                        1                    62,480                 0.0
14                                                        2                   885,053                 0.3
16                                                        2                   305,513                 0.1
17                                                        6                   882,484                 0.3
18                                                        3                   495,547                 0.2
19                                                        4                   517,829                 0.2
20                                                        3                   521,301                 0.2
22                                                        1                    79,643                 0.0
                                                          -                    ------                 ---
Total:                                                1,870             $300,000,421                100.0 %
                                                      -----             -------------               -----

Weighted Average Age (Months) is: 4


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                                       26

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2004-2
                                    Group II

                              Credit Score Summary
                              --------------------

                                                  Number of       Aggregate Principal          Percent of
Credit Scores                                Mortgage Loans       Balance Outstanding          Loan Group
Not Scored                                                6                  $419,774                 0.1 %
489 to 500                                                5                   900,532                 0.3
501 to 550                                              402                57,290,014                19.1
551 to 600                                              448                67,545,232                22.5
601 to 650                                              494                82,293,831                27.4
651 to 700                                              337                58,555,278                19.5
701 to 750                                              125                24,309,925                 8.1
751 to 800                                               51                 8,299,816                 2.8
801 to 810                                                2                   386,019                 0.1
                                                          -                   -------                 ---
Total:                                                1,870             $300,000,421                100.0 %
                                                      -----             -------------               -----

Credit Score Range is from: 489 to 810
Weighted Average (scored loans only) is: 616

                              Credit Grade Summary
                              --------------------

                                                Number of        Aggregate Principal          Percent of
Credit Grade                               Mortgage Loans        Balance Outstanding          Loan Group
CMMC Wholesale/Retail Underwriting:
A*                                                    465                $82,945,827                27.6 %
AO                                                    706                118,799,174                39.6
A-                                                    129                 19,768,385                 6.6
B                                                     147                 20,556,456                 6.9
B-                                                     27                  4,209,736                 1.4
C                                                      85                 10,084,506                 3.4
                                                       --                 ----------                 ---
Subtotal:                                           1,559              $256,364,084                 85.5 %
                                                    -----              -------------                ----

CMMC Call Center Underwriting:
A1                                                     77                 10,605,806                 3.5 %
A2                                                    127                 18,742,895                 6.2
B1                                                     91                 12,636,546                 4.2
B2                                                     16                  1,651,089                 0.6
                                                       --                  ---------                 ---
Subtotal:                                             311               $43,636,336                 14.5 %
                                                      ---               ------------                ----

Total:                                              1,870              $300,000,421                100.0 %
                                                    -----              -------------               -----


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMorgan Logo]

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2004-2
                                    Group II

                             Maximum Mortgage Rates
                             ----------------------

Range of Maximum Mortgage                         Number of       Aggregate Principal          Percent of
Rates                                        Mortgage Loans       Balance Outstanding          Loan Group
11.500% to 11.999%                                      142               $30,362,528                10.1 %
12.000% to 12.499%                                      148                29,004,912                 9.7
12.500% to 12.999%                                      271                51,272,343                17.1
13.000% to 13.499%                                      211                36,721,896                12.2
13.500% to 13.999%                                      345                55,643,616                18.5
14.000% to 14.499%                                      221                31,340,487                10.4
14.500% to 14.999%                                      279                39,016,762                13.0
15.000% to 15.499%                                      133                15,084,835                 5.0
15.500% to 15.999%                                      105                10,221,963                 3.4
16.000% to 16.499%                                       13                 1,266,045                 0.4
16.500% to 16.999%                                        2                    65,034                 0.0
                                                          -                    ------                 ---
Total:                                                1,870             $300,000,421                100.0 %%
                                                      -----             -------------               -----

Maximum Mortgage Rate Range is from: 11.750% to 16.625%
Weighted Average is: 13.506%


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMorgan Logo]

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2004-2
                                    Group II

                              Next Adjustment Date
                              --------------------

                                                  Number of       Aggregate Principal          Percent of
Next Adjustment Date                         Mortgage Loans       Balance Outstanding          Loan Group
August 2004                                               1                   $79,643                 0.0 %
October 2004                                              2                   187,863                 0.1
November 2004                                             4                   517,829                 0.2
December 2004                                             1                   177,492                 0.1
January 2005                                              2                   272,009                 0.1
May 2005                                                  1                    62,480                 0.0
June 2005                                                 1                   129,655                 0.0
July 2005                                                 4                   325,246                 0.1
August 2005                                               2                   100,811                 0.0
September 2005                                            2                   466,115                 0.2
October 2005                                              2                   378,607                 0.1
November 2005                                             1                    97,009                 0.0
December 2005                                            15                 2,558,398                 0.9
January 2006                                             10                 1,353,479                 0.5
February 2006                                           527                88,876,374                29.6
March 2006                                              274                36,076,734                12.0
April 2006                                                6                   930,272                 0.3
June 2006                                                 1                    52,107                 0.0
July 2006                                                 1                   258,022                 0.1
October 2006                                              1                   106,455                 0.0
November 2006                                             4                 1,038,429                 0.3
December 2006                                             6                 1,311,366                 0.4
January 2007                                             13                 2,036,968                 0.7
February 2007                                           404                73,576,857                24.5
March 2007                                              165                25,313,736                 8.4
October 2007                                              1                   333,438                 0.1
December 2007                                             1                   266,771                 0.1
January 2008                                              2                   331,673                 0.1
February 2008                                             1                   187,958                 0.1
April 2008                                                1                   191,271                 0.1
June 2008                                                 2                   442,459                 0.1
July 2008                                                 3                   443,294                 0.1
September 2008                                            1                   124,729                 0.0
October 2008                                              3                   548,644                 0.2
November 2008                                             6                 1,277,480                 0.4
December 2008                                             8                 1,039,644                 0.3
January 2009                                             20                 2,515,697                 0.8
February 2009                                           297                44,939,147                15.0
March 2009                                               74                11,074,261                 3.7
                                                         --                ----------                 ---
Total:                                                1,870             $300,000,421                100.0 %
                                                      -----             -------------               -----


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

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                                       29

                      Assumed Mortgage Loan Characteristics
      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2004-2

                             Group I Mortgage Loans
                             ----------------------

                                                                  Original
                                       Net          Original    Amortization    Remaining
        Current       Mortgage       Mortgage         Term          Term           Term
        Balance         Rate           Rate       (in months)    (in months)   (in months)
        -------         ----           ----       -----------    -----------   -----------
     $35,584,215.11    6.955%         6.445%          180            360           176
      $4,340,782.90    7.017%         6.507%          119            119           116
     $46,604,236.79    6.755%         6.245%          179            179           176
     $53,267,442.93    6.933%         6.423%          240            240           236
    $310,203,322.27    6.718%         6.208%          359            359           356


                           Group II Mortgage Loans (1)
                           ---------------------------

                                                                                                  Months
                             Net    Original   Remaining                                        Next Rate
     Current     Mortgage Mortgage    Term       Term      Gross   Periodic  Maximum  Minimum  Adjustment
     Balance       Rate     Rate   (in months)(in months)  Margin     Cap      Rate      Rate      Date
     -------       ----     ----    ---------  ---------   ------     ---      ----      ----      ----
 $131,448,410.37  6.644%   6.134%      360        356      4.939%    1.500%   13.644%   6.665%      20
 $104,835,213.67  6.167%   5.657%      359        355      5.032%    1.450%   13.167%   6.283%      32
  $63,716,375.96  6.781%   6.271%      356        352      4.631%    1.239%   13.781%   6.795%      56

(1) For all Group II Mortgage Loans, the Initial Rate Change Cap is 3.00%, the Rate Change Frequency is 6 months and the Index is 6-Month LIBOR.


--------------------------------------------------------------------------------
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prospectus and prospectus supplement relating to the securities. THIS PAGE MUST
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                                       30

                          Class IA-1 Net WAC Cap Hypothetical Table

                           --------------------------------
                                           Available Funds
                           Payment Date            Cap (1)
                           --------------------------------
                              25-Jul-04             7.222%
                              25-Aug-04             6.057%
                              25-Sep-04             6.057%
                              25-Oct-04             6.259%
                              25-Nov-04             6.057%
                              25-Dec-04             6.258%
                              25-Jan-05             6.056%
                              25-Feb-05             6.056%
                              25-Mar-05             6.705%
                              25-Apr-05             6.056%
                              25-May-05             6.258%
                              25-Jun-05             6.056%
                              25-Jul-05             6.258%
                              25-Aug-05             6.056%
                              25-Sep-05             6.056%
                              25-Oct-05             6.258%
                              25-Nov-05             6.056%
                              25-Dec-05             6.258%
                              25-Jan-06             6.056%
                              25-Feb-06             6.056%
                              25-Mar-06             6.705%
                              25-Apr-06             6.056%
                              25-May-06             6.258%
                              25-Jun-06             6.056%
                           -------------------------------

(1) Class IA-1 Net WAC Cap means a per annum rate equal to the weighted average net mortgage rate on the Group I Mortgage Loans, which is multiplied by a fraction the numerator of which is 30 and the denominator of which is the actual number of days in the accrual period.


--------------------------------------------------------------------------------
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                                       31

                 Group II Available Funds Cap Hypothetical Table
                 -----------------------------------------------

-----------------------------------------------------------------------------------------------------

                         Available        Effective                                         Effective
                           Funds          Available        Payment      Available Funds     Available
     Payment Date        Cap (1,2)    Funds Cap (1,3)        Date           Cap (1,2)     Funds Cap (1,3)

-----------------------------------------------------------------------------------------------------
        25-Jul-04            6.92%           8.00%        25-Apr-07           6.41%            9.75%
        25-Aug-04            5.80%           8.00%        25-May-07           6.64%           10.09%
        25-Sep-04            5.80%           8.00%        25-Jun-07           6.43%            9.78%
        25-Oct-04            6.00%           8.00%        25-Jul-07           6.66%           10.13%
        25-Nov-04            5.80%           8.00%        25-Aug-07           6.32%            9.61%
        25-Dec-04            6.00%           8.00%        25-Sep-07           6.32%           10.55%
        25-Jan-05            5.80%           8.00%        25-Oct-07           6.53%           10.90%
        25-Feb-05            5.82%           8.00%        25-Nov-07           6.32%           10.55%
        25-Mar-05            6.47%           8.00%        25-Dec-07           6.53%           10.91%
        25-Apr-05            5.87%           8.00%        25-Jan-08           6.32%           10.55%
        25-May-05            6.09%           8.00%        25-Feb-08           6.32%           10.56%
        25-Jun-05            5.90%           8.00%        25-Mar-08           6.75%           11.82%
        25-Jul-05            6.10%           8.00%        25-Apr-08           6.32%           11.06%
        25-Aug-05            5.90%           8.00%        25-May-08           6.53%           11.43%
        25-Sep-05            5.91%           8.00%        25-Jun-08           6.33%           11.07%
        25-Oct-05            6.11%           8.00%        25-Jul-08           6.54%           11.45%
        25-Nov-05            5.91%           8.00%        25-Aug-08           6.34%           11.10%
        25-Dec-05            6.11%           8.00%        25-Sep-08           6.35%           11.49%
        25-Jan-06            5.92%           8.00%        25-Oct-08           6.57%           11.89%
        25-Feb-06            5.92%           8.00%        25-Nov-08           6.36%           11.52%
        25-Mar-06            6.67%           8.01%        25-Dec-08           6.58%           11.92%
        25-Apr-06            6.04%           8.00%        25-Jan-09           6.38%           11.55%
        25-May-06            6.25%           8.00%        25-Feb-09           6.39%           11.57%
        25-Jun-06            6.06%           8.00%        25-Mar-09           7.08%           13.52%
        25-Jul-06            6.27%           8.00%        25-Apr-09           6.41%           12.23%
        25-Aug-06            6.07%           8.00%        25-May-09           6.63%           12.66%
        25-Sep-06            6.08%           7.96%        25-Jun-09           6.43%           12.27%
        25-Oct-06            6.29%           8.23%        25-Jul-09           6.65%           12.70%
        25-Nov-06            6.09%           7.98%        25-Aug-09           6.45%           12.31%
        25-Dec-06            6.31%           8.26%        25-Sep-09           6.46%           12.59%
        25-Jan-07            6.11%           8.00%        25-Oct-09           6.69%           13.03%
        25-Feb-07            6.12%           8.01%        25-Nov-09           6.49%           12.63%
        25-Mar-07            7.09%          10.78%
-----------------------------------------------------------------------------------------------------

(1) Available Funds Cap means a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the Group II Mortgage Loans based on the net mortgage rates in effect on the related due date divided by (y) the aggregate principal balance of the Group II Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period.
(2) Assumes no losses, 10% cleanup call, 100% PPC, and 6 month LIBOR remains constant at 1.92%.
(3) Assumes no losses, 10% cleanup call, 100% PPC, and 6 month LIBOR remains constant at 20.00% and further assumes payments are received from the Yield Maintenance Agreement.


--------------------------------------------------------------------------------
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                                       32

                              Group I Excess Spread
                              ---------------------

--------- --------- -------- ------- --------- --------- ------- -------- ---------- ------ --------- ---------
 Period   Excess    Excess   Period  Excess    Excess    Period  Excess   Excess     Period Excess    Excess
          Spread    Spread           Spread    Spread            Spread   Spread            Spread    Spread
           (1,2)     (1,3)            (1,2)     (1,3)             (1,2)     (1,3)            (1,2)     (1,3)
--------- --------- -------- ------- --------- --------- ------- -------- ---------- ------ --------- ---------
   1          2.70     2.70    56        1.11      1.20   111       0.90       2.06   166       1.06      5.73
--------- --------- -------- ------- --------- --------- ------- -------- ---------- ------ --------- ---------
   2          2.50     2.50    57        1.10      1.20   112       0.89       2.10   167       1.09      5.86
--------- --------- -------- ------- --------- --------- ------- -------- ---------- ------ --------- ---------
   3          2.36     2.36    58        1.10      1.21   113       0.89       2.13   168       1.11      5.98
--------- --------- -------- ------- --------- --------- ------- -------- ---------- ------ --------- ---------
   4          2.34     2.34    59        1.09      1.21   114       0.88       2.17   169       1.13      6.11
--------- --------- -------- ------- --------- --------- ------- -------- ---------- ------ --------- ---------
   5          2.19     2.19    60        1.09      1.21   115       0.48       2.20   170       1.15      6.25
--------- --------- -------- ------- --------- --------- ------- -------- ---------- ------ --------- ---------
   6          2.08     2.08    61        1.08      1.21   116       0.48       2.24   171       1.18
--------- --------- -------- ------- --------- --------- ------- -------- ---------- ------ --------- ---------
   7          2.02     2.02    62        1.08      1.22   117       0.48       2.27   172       1.20
--------- --------- -------- ------- --------- --------- ------- -------- ---------- ------ --------- ---------
   8          1.93     1.93    63        1.07      1.22   118       0.48       2.31   173       1.23
--------- --------- -------- ------- --------- --------- ------- -------- ---------- ------ --------- ---------
   9          1.95     1.95    64        1.07      1.22   119       0.48       2.35   174       1.25
--------- --------- -------- ------- --------- --------- ------- -------- ---------- ------ --------- ---------
   10         1.81     1.81    65        1.07      1.22   120       0.48       2.39   175       1.28
--------- --------- -------- ------- --------- --------- ------- -------- ---------- ------ --------- ---------
   11         1.78     1.78    66        1.06      1.23   121       0.49       2.43   176       1.31
--------- --------- -------- ------- --------- --------- ------- -------- ---------- ------ --------- ---------
   12         1.69     1.69    67        1.06      1.23   122       0.49       2.47   177       1.45
--------- --------- -------- ------- --------- --------- ------- -------- ---------- ------ --------- ---------
   13         1.68     1.68    68        1.05      1.24   123       0.50       2.51   178       1.48
--------- --------- -------- ------- --------- --------- ------- -------- ---------- ------ --------- ---------
   14         1.62     1.62    69        1.05      1.26   124       0.51       2.56   179       1.51
--------- --------- -------- ------- --------- --------- ------- -------- ---------- ------ --------- ---------
   15         1.59     1.59    70        1.04      1.27   125       0.52       2.60   180       1.55
--------- --------- -------- ------- --------- --------- ------- -------- ---------- ------ --------- ---------
   16         1.59     1.59    71        1.03      1.28   126       0.53       2.65   181       1.58
--------- --------- -------- ------- --------- --------- ------- -------- ---------- ------ --------- ---------
   17         1.55     1.55    72        1.03      1.29   127       0.53       2.69   182       1.62
--------- --------- -------- ------- --------- --------- ------- -------- ---------- ------ --------- ---------
   18         1.55     1.55    73        1.02      1.31   128       0.54       2.74   183       1.65
--------- --------- -------- ------- --------- --------- ------- -------- ---------- ------ --------- ---------
   19         1.52     1.52    74        1.02      1.32   129       0.55       2.79   184       1.69
--------- --------- -------- ------- --------- --------- ------- -------- ---------- ------ --------- ---------
   20         1.52     1.52    75        1.01      1.33   130       0.56       2.84   185       1.73
--------- --------- -------- ------- --------- --------- ------- -------- ---------- ------ --------- ---------
   21         1.54     1.54    76        1.01      1.35   131       0.57       2.89   186       1.77
--------- --------- -------- ------- --------- --------- ------- -------- ---------- ------ --------- ---------
   22         1.51     1.51    77        1.00      1.36   132       0.58       2.94   187       1.81
--------- --------- -------- ------- --------- --------- ------- -------- ---------- ------ --------- ---------
   23         1.51     1.51    78        0.99      1.37   133       0.59       3.00   188       1.85
--------- --------- -------- ------- --------- --------- ------- -------- ---------- ------ --------- ---------
   24         1.51     1.51    79        0.99      1.39   134       0.60       3.05   189       1.89
--------- --------- -------- ------- --------- --------- ------- -------- ---------- ------ --------- ---------
   25         1.50     1.50    80        0.98      1.40   135       0.61       3.11   190       1.94
--------- --------- -------- ------- --------- --------- ------- -------- ---------- ------ --------- ---------
   26         1.48     1.48    81        0.98      1.42   136       0.62       3.16   191       1.98
--------- --------- -------- ------- --------- --------- ------- -------- ---------- ------ --------- ---------
   27         1.46     1.46    82        0.97      1.43   137       0.63       3.22   192       2.03
--------- --------- -------- ------- --------- --------- ------- -------- ---------- ------ --------- ---------
   28         1.44     1.44    83        0.97      1.45   138       0.64       3.28   193       2.08
--------- --------- -------- ------- --------- --------- ------- -------- ---------- ------ --------- ---------
   29         1.42     1.42    84        0.97      1.47   139       0.65       3.34   194       2.13
--------- --------- -------- ------- --------- --------- ------- -------- ---------- ------ --------- ---------
   30         1.40     1.40    85        0.97      1.48   140       0.66       3.41   195       2.18
--------- --------- -------- ------- --------- --------- ------- -------- ---------- ------ --------- ---------
   31         1.38     1.38    86        0.97      1.49   141       0.67       3.47   196       2.23
--------- --------- -------- ------- --------- --------- ------- -------- ---------- ------ --------- ---------
   32         1.37     1.37    87        0.97      1.51   142       0.68       3.54   197       2.28
--------- --------- -------- ------- --------- --------- ------- -------- ---------- ------ --------- ---------
   33         1.35     1.35    88        0.96      1.52   143       0.69       3.61   198       2.33
--------- --------- -------- ------- --------- --------- ------- -------- ---------- ------ --------- ---------
   34         1.34     1.34    89        0.96      1.53   144       0.70       3.68   199       2.39
--------- --------- -------- ------- --------- --------- ------- -------- ---------- ------ --------- ---------
   35         1.32     1.32    90        0.96      1.55   145       0.72       3.75   200       2.44
--------- --------- -------- ------- --------- --------- ------- -------- ---------- ------ --------- ---------
   36         1.30     1.30    91        0.95      1.56   146       0.73       3.82   201       2.50
--------- --------- -------- ------- --------- --------- ------- -------- ---------- ------ --------- ---------
   37         1.29     1.29    92        0.95      1.58   147       0.74       3.89   202       2.56
--------- --------- -------- ------- --------- --------- ------- -------- ---------- ------ --------- ---------
   38         1.27     1.27    93        0.95      1.60   148       0.76       3.97   203       2.62
--------- --------- -------- ------- --------- --------- ------- -------- ---------- ------ --------- ---------
   39         1.26     1.26    94        0.94      1.62   149       0.77       4.05   204       2.69
--------- --------- -------- ------- --------- --------- ------- -------- ---------- ------ --------- ---------
   40         1.24     1.24    95        0.94      1.64   150       0.78       4.13   205       2.75
--------- --------- -------- ------- --------- --------- ------- -------- ---------- ------ --------- ---------
   41         1.23     1.23    96        0.94      1.66   151       0.80       4.21   206       2.82
--------- --------- -------- ------- --------- --------- ------- -------- ---------- ------ --------- ---------
   42         1.21     1.21    97        0.93      1.68   152       0.81       4.30   207       2.89
--------- --------- -------- ------- --------- --------- ------- -------- ---------- ------ --------- ---------
   43         1.20     1.20    98        0.93      1.70   153       0.83       4.38   208       2.96
--------- --------- -------- ------- --------- --------- ------- -------- ---------- ------ --------- ---------
   44         1.18     1.18    99        0.93      1.73   154       0.84       4.47   209       3.03
--------- --------- -------- ------- --------- --------- ------- -------- ---------- ------ --------- ---------
   45         1.16     1.18   100        0.93      1.75   155       0.86       4.56   210       3.10
--------- --------- -------- ------- --------- --------- ------- -------- ---------- ------ --------- ---------
   46         1.15     1.19   101        0.93      1.77   156       0.88       4.66   211       3.18
--------- --------- -------- ------- --------- --------- ------- -------- ---------- ------ --------- ---------
   47         1.14     1.19   102        0.92      1.80   157       0.89       4.75   212       3.26
--------- --------- -------- ------- --------- --------- ------- -------- ---------- ------ --------- ---------
   48         1.14     1.19   103        0.92      1.83   158       0.91       4.85   213       3.34
--------- --------- -------- ------- --------- --------- ------- -------- ---------- ------ --------- ---------
   49         1.13     1.19   104        0.92      1.85   159       0.93       4.95   214       3.42
--------- --------- -------- ------- --------- --------- ------- -------- ---------- ------ --------- ---------
   50         1.13     1.19   105        0.92      1.88   160       0.95       5.05   215       3.50
--------- --------- -------- ------- --------- --------- ------- -------- ---------- ------ --------- ---------
   51         1.13     1.19   106        0.92      1.91   161       0.96       5.16   216       3.59
--------- --------- -------- ------- --------- --------- ------- -------- ---------- ------ --------- ---------
   52         1.12     1.20   107        0.91      1.94   162       0.98       5.27   217       3.68
--------- --------- -------- ------- --------- --------- ------- -------- ---------- ------ --------- ---------
   53         1.12     1.20   108        0.91      1.97   163       1.00       5.38   218       3.77
--------- --------- -------- ------- --------- --------- ------- -------- ---------- ------ --------- ---------
   54         1.12     1.20   109        0.91      2.00   164       1.02       5.49   219       3.87
--------- --------- -------- ------- --------- --------- ------- -------- ---------- ------ --------- ---------
   55         1.11     1.20   110        0.90      2.03   165       1.04       5.61   220       3.97
--------- --------- -------- ------- --------- --------- ------- -------- ---------- ------ --------- ---------

(1) Excess Spread means a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the Group I Mortgage Loans for the applicable accrual period based on the net mortgage rates in effect on the related due date minus the total interest accrued on the Group I Certificates for the applicable accrual period divided by (y) the aggregate principal balance of the Group I Mortgage Loans as of the first day of the applicable accrual period.

(2) Assumes Forward LIBOR Curve (page 35), no losses, 100% Servicer advance of delinquent principal and interest, Pricing Prepayment assumption, and Trigger Event is not in effect for any Distribution Date.

(3) Assumes Forward LIBOR Curve (page 35), no losses, 100% Servicer advance of delinquent principal and interest, Pricing Prepayment assumption, and trigger fails, and Trigger Event is in effect for every Distribution Date on or after the Stepdown Date.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMorgan Logo]

                             Group II Excess Spread
                             ----------------------


           -------- --------- --------- ------ ---------- --------- ------ --------- ----------
           Period    Excess    Excess   Period   Excess     Excess  Period   Excess    Excess
                     Spread    Spread            Spread     Spread           Spread    Spread
                     (1,2)      (1,3)             (1,2)      (1,3)            (1,2)     (1,3)
           -------- --------- --------- ------ ---------- --------- ------ --------- ----------
                 1      4.63      4.63     51       3.36      3.27    101      5.07       5.75
           -------- --------- --------- ------ ---------- --------- ------ --------- ----------
                 2      4.11      4.11     52       3.53      3.44    102      5.30       6.06
           -------- --------- --------- ------ ---------- --------- ------ --------- ----------
                 3      3.80      3.80     53       3.32      3.21    103      5.16       6.07
           -------- --------- --------- ------ ---------- --------- ------ --------- ----------
                 4      3.79      3.79     54       3.50      3.39    104      5.21       6.24
           -------- --------- --------- ------ ---------- --------- ------ --------- ----------
                 5      3.43      3.43     55       3.29      3.16    105      5.85       6.90
           -------- --------- --------- ------ ---------- --------- ------ --------- ----------
                 6      3.16      3.16     56       3.27      3.13    106      5.36       6.66
           -------- --------- --------- ------ ---------- --------- ------ --------- ----------
                 7      3.02      3.02     57       4.60      4.47    107      5.60       6.98
           -------- --------- --------- ------ ---------- --------- ------ --------- ----------
                 8      2.82      2.82     58       4.00      3.84    108      5.48       7.06
           -------- --------- --------- ------ ---------- --------- ------ --------- ----------
                 9      2.97      2.97     59       4.19      4.02    109      5.71       7.39
           -------- --------- --------- ------ ---------- --------- ------ --------- ----------
                10      2.55      2.55     60       3.98      3.79    110      5.60       7.49
           -------- --------- --------- ------ ---------- --------- ------ --------- ----------
                11      2.50      2.50     61       4.16      3.97    111      5.70       7.75
           -------- --------- --------- ------ ---------- --------- ------ --------- ----------
                12      2.20      2.20     62       3.95      3.75    112      5.94       8.09
           -------- --------- --------- ------ ---------- --------- ------ --------- ----------
                13      2.25      2.25     63       4.25      4.05    113      5.84       8.24
           -------- --------- --------- ------ ---------- --------- ------ --------- ----------
                14      2.00      2.00     64       4.44      4.24    114      6.08       8.58
           -------- --------- --------- ------ ---------- --------- ------ --------- ----------
                15      1.87      1.87     65       4.23      4.02    115      5.99       8.76
           -------- --------- --------- ------ ---------- --------- ------ --------- ----------
                16      1.89      1.89     66       4.14      3.71    116      6.07       9.04
           -------- --------- --------- ------ ---------- --------- ------ --------- ----------
                17      1.64      1.64     67       3.92      3.46    117      6.65       9.52
           -------- --------- --------- ------ ---------- --------- ------ --------- ----------
                18      1.69      1.69     68       3.92      3.45    118      6.27       9.66
           -------- --------- --------- ------ ---------- --------- ------ --------- ----------
                19      1.43      1.43     69       4.67      4.22    119      6.51      10.00
           -------- --------- --------- ------ ---------- --------- ------ --------- ----------
                20      1.30      1.30     70       4.04      3.53    120      6.46      10.29
           -------- --------- --------- ------ ---------- --------- ------ --------- ----------
                21      2.91      2.91     71       4.26      3.75    121      6.70      10.64
           -------- --------- --------- ------ ---------- --------- ------ --------- ----------
                22      2.35      2.35     72       4.06      3.51    122      6.66      10.98
           -------- --------- --------- ------ ---------- --------- ------ --------- ----------
                23      2.44      2.44     73       4.27      3.73    123      6.78
           -------- --------- --------- ------ ---------- --------- ------ --------- ----------
                24      2.24      2.24     74       4.06      3.50    124      7.03
           -------- --------- --------- ------ ---------- --------- ------ --------- ----------
                25      2.36      2.36     75       4.17      3.62    125      7.01
           -------- --------- --------- ------ ---------- --------- ------ --------- ----------
                26      2.12      2.12     76       4.39      3.87    126      7.26
           -------- --------- --------- ------ ---------- --------- ------ --------- ----------
                27      2.21      2.21     77       4.19      3.67    127      7.26
           -------- --------- --------- ------ ---------- --------- ------ --------- ----------
                28      2.32      2.32     78       4.41      3.92    128      7.39
           -------- --------- --------- ------ ---------- --------- ------ --------- ----------
                29      2.09      2.09     79       4.21      3.73    129      7.87
           -------- --------- --------- ------ ---------- --------- ------ --------- ----------
                30      2.21      2.21     80       4.22      3.76    130      7.67
           -------- --------- --------- ------ ---------- --------- ------ --------- ----------
                31      1.98      1.98     81       4.92      4.52    131      7.92
           -------- --------- --------- ------ ---------- --------- ------ --------- ----------
                32      1.94      1.94     82       4.31      3.89    132      7.97
           -------- --------- --------- ------ ---------- --------- ------ --------- ----------
                33      3.59      3.59     83       4.54      4.16    133      8.22
           -------- --------- --------- ------ ---------- --------- ------ --------- ----------
                34      3.02      3.02     84       4.37      3.99    134      8.29
           -------- --------- --------- ------ ---------- --------- ------ --------- ----------
                35      3.17      3.17     85       4.60      4.26    135      8.46
           -------- --------- --------- ------ ---------- --------- ------ --------- ----------
                36      2.96      2.96     86       4.42      4.09    136      8.72
           -------- --------- --------- ------ ---------- --------- ------ --------- ----------
                37      3.10      3.10     87       4.48      4.18    137      8.82
           -------- --------- --------- ------ ---------- --------- ------ --------- ----------
                38      2.79      2.87     88       4.71      4.44    138      9.08
           -------- --------- --------- ------ ---------- --------- ------ --------- ----------
                39      3.33      3.37     89       4.54      4.29    139      9.21
           -------- --------- --------- ------ ---------- --------- ------ --------- ----------
                40      3.50      3.52     90       4.77      4.55    140      9.42
           -------- --------- --------- ------ ---------- --------- ------ --------- ----------
                41      3.30      3.29     91       4.60      4.40    141      9.72
           -------- --------- --------- ------ ---------- --------- ------ --------- ----------
                42      3.46      3.44     92       4.63      4.46    142      9.86
           -------- --------- --------- ------ ---------- --------- ------ --------- ----------
                43      3.24      3.22     93       5.12      5.03    143     10.12
           -------- --------- --------- ------ ---------- --------- ------ --------- ----------
                44      3.22      3.19     94       4.76      4.74    144     10.33
           -------- --------- --------- ------ ---------- --------- ------ --------- ----------
                45      3.73      3.69     95       4.99      5.05    145     10.59
           -------- --------- --------- ------ ---------- --------- ------ --------- ----------
                46      3.32      3.28     96       4.82      4.97    146     10.83
           -------- --------- --------- ------ ---------- --------- ------ --------- ----------
                47      3.49      3.45     97       5.04      5.28
           -------- --------- --------- ------ ---------- --------- ------ --------- ----------
                48      3.28      3.23     98       4.88      5.23
           -------- --------- --------- ------ ---------- --------- ------ --------- ----------
                49      3.46      3.40     99       4.99      5.45
           -------- --------- --------- ------ ---------- --------- ------ --------- ----------
                50      3.25      3.17    100       5.22      5.76
           -------- --------- --------- ------ ---------- --------- ------ --------- ----------

(1) Excess Spread means a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the Group II Mortgage Loans for the applicable accrual period based on the net mortgage rates in effect on the related due date minus the total interest accrued on the Group II Certificates for the applicable accrual period divided by (y) the aggregate principal balance of the Group II Mortgage Loans as of the first day of the applicable accrual period.
(2) Assumes Forward LIBOR Curve (page 35), no losses, 100% Servicer advance of delinquent principal and interest, Pricing Prepayment assumption, and Trigger Event is not in effect for any Distribution Date.
(3) Assumes Forward LIBOR Curve (page 35), no losses, 100% Servicer advance of delinquent principal and interest, Pricing Prepayment assumption, and trigger fails, and Trigger Event is in effect for every Distribution Date on or after the Stepdown Date.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMorgan Logo]

                               Forward LIBOR Curve
                               -------------------

            -------- --------- --------- ------ ---------- --------
            Period    1 Month   6 Month  Period   1 Month   6 Month
                       LIBOR     LIBOR             LIBOR     LIBOR
            -------- --------- --------- ------ ---------- --------
               1       1.253%    1.885%   61       5.848%    6.023%
            -------------------------------------------------------
               2       1.526%    2.093%   62       5.879%    6.047%
            -------------------------------------------------------
               3       1.827%    2.308%   63       5.906%    6.073%
            -------------------------------------------------------
               4       1.905%    2.485%   64       5.929%    6.091%
            -------------------------------------------------------
               5       2.179%    2.676%   65       5.953%    6.110%
            -------------------------------------------------------
               6       2.526%    2.851%   66       5.974%    6.129%
            -------------------------------------------------------
               7       2.572%    2.997%   67       5.994%    6.146%
            -------------------------------------------------------
               8       2.766%    3.160%   68       6.013%    6.162%
            -------------------------------------------------------
               9       2.935%    3.292%   69       6.027%    6.179%
            -------------------------------------------------------
              10       3.033%    3.425%   70       6.042%    6.194%
            -------------------------------------------------------
              11       3.205%    3.554%   71       6.056%    6.212%
            -------------------------------------------------------
              12       3.382%    3.680%   72       6.066%    6.232%
            -------------------------------------------------------
              13       3.462%    3.792%   73       6.081%    6.246%
            -------------------------------------------------------
              14       3.588%    3.907%   74       6.104%    6.262%
            -------------------------------------------------------
              15       3.711%    4.020%   75       6.123%    6.279%
            -------------------------------------------------------
              16       3.827%    4.121%   76       6.140%    6.291%
            -------------------------------------------------------
              17       3.932%    4.228%   77       6.156%    6.301%
            -------------------------------------------------------
              18       4.018%    4.316%   78       6.169%    6.309%
            -------------------------------------------------------
              19       4.127%    4.407%   79       6.183%    6.317%
            -------------------------------------------------------
              20       4.252%    4.488%   80       6.191%    6.324%
            -------------------------------------------------------
              21       4.342%    4.553%   81       6.196%    6.327%
            -------------------------------------------------------
              22       4.426%    4.617%   82       6.203%    6.332%
            -------------------------------------------------------
              23       4.489%    4.688%   83       6.206%    6.337%
            -------------------------------------------------------
              24       4.526%    4.742%   84       6.208%    6.342%
            -------------------------------------------------------
              25       4.573%    4.798%   85       6.208%    6.345%
            -------------------------------------------------------
              26       4.645%    4.861%   86       6.212%    6.354%
            -------------------------------------------------------
              27       4.708%    4.916%   87       6.217%    6.362%
            -------------------------------------------------------
              28       4.771%    4.968%   88       6.224%    6.368%
            -------------------------------------------------------
              29       4.829%    5.016%   89       6.231%    6.382%
            -------------------------------------------------------
              30       4.880%    5.059%   90       6.238%    6.392%
            -------------------------------------------------------
              31       4.931%    5.100%   91       6.249%    6.403%
            -------------------------------------------------------
              32       4.977%    5.142%   92       6.259%    6.419%
            -------------------------------------------------------
              33       5.013%    5.178%   93       6.268%    6.432%
            -------------------------------------------------------
              34       5.050%    5.214%   94       6.282%    6.447%
            -------------------------------------------------------
              35       5.082%    5.256%   95       6.295%    6.461%
            -------------------------------------------------------
              36       5.110%    5.295%   96       6.310%    6.475%
            -------------------------------------------------------
              37       5.144%    5.333%   97       6.326%    6.488%
            -------------------------------------------------------
              38       5.190%    5.374%   98       6.340%    6.501%
            -------------------------------------------------------
              39       5.235%    5.412%   99       6.355%    6.511%
            -------------------------------------------------------
              40       5.276%    5.451%   100      6.366%    6.521%
            -------------------------------------------------------
              41       5.312%    5.481%   101      6.376%    6.528%
            -------------------------------------------------------
              42       5.349%    5.512%   102      6.387%    6.535%
            -------------------------------------------------------
              43       5.384%    5.545%   103      6.396%    6.544%
            -------------------------------------------------------
              44       5.413%    5.571%   104      6.403%    6.549%
            -------------------------------------------------------
              45       5.443%    5.598%   105      6.408%    6.555%
            -------------------------------------------------------
              46       5.470%    5.626%   106      6.415%    6.562%
            -------------------------------------------------------
              47       5.492%    5.653%   107      6.419%    6.569%
            -------------------------------------------------------
              48       5.515%    5.681%   108      6.425%    6.575%
            -------------------------------------------------------
              49       5.539%    5.709%   109      6.429%    6.582%
            -------------------------------------------------------
              50       5.568%    5.737%   110      6.437%    6.589%
            -------------------------------------------------------
              51       5.598%    5.766%   111      6.445%    6.595%
            -------------------------------------------------------
              52       5.626%    5.791%   112      6.451%    6.600%
            -------------------------------------------------------
              53       5.655%    5.817%   113      6.458%    6.605%
            -------------------------------------------------------
              54       5.681%    5.845%   114      6.464%    6.610%
            -------------------------------------------------------
              55       5.706%    5.868%   115      6.469%    6.616%
            -------------------------------------------------------
              56       5.733%    5.894%   116      6.476%    6.618%
            -------------------------------------------------------
              57       5.755%    5.921%   117      6.478%    6.623%
            -------------------------------------------------------
              58       5.779%    5.946%   118      6.483%    6.629%
            -------------------------------------------------------
              59       5.801%    5.971%   119      6.486%    6.631%
            -------------------------------------------------------
              60       5.823%    5.998%   120      6.490%    6.634%
            -------------------------------------------------------


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMorgan Logo]

                                Breakeven Losses
                                ----------------

------------------------------- ------------------------ ------------------------- -------------------------
Severity                                 30%                      40%                       50%
------------------------------- ------------------------ ------------------------- -------------------------
Class IM-1
Constant Default Rate (CDR) (1)           9.7                      6.9                       5.4
Avg. Life (yrs)                         13.34                    14.42                     15.10
Total Collateral Group Loss             9.21%                    9.43%                     9.63%
------------------------------- ------------------------ ------------------------- -------------------------
Class IM-2
Constant Default Rate (CDR) (1)           6.7                      4.9                       3.9
Avg. Life (yrs)                         14.46                    15.28                     15.75
Total Collateral Group Loss             6.91%                    7.10%                     7.28%
------------------------------- ------------------------ ------------------------- -------------------------
Class IB
Constant Default Rate (CDR) (1)           4.8                      3.6                       2.9
Avg. Life (yrs)                         13.05                    13.46                     13.58
Total Collateral Group Loss             5.23%                    5.42%                     5.58%
------------------------------- ------------------------ ------------------------- -------------------------
Class IIM-1
Constant Default Rate (CDR) (1)         17.6                      12.8                      10.0
Avg. Life (yrs)                         6.79                      7.41                      7.77
Total Collateral Group Loss            10.30%                    10.68%                    10.87%
------------------------------- ------------------------ ------------------------- -------------------------
Class IIM-2
Constant Default Rate (CDR) (1)         10.6                      7.9                       6.3
Avg. Life (yrs)                         8.06                      8.48                      8.74
Total Collateral Group Loss             6.85%                    7.09%                     7.25%
------------------------------- ------------------------ ------------------------- -------------------------
Class IIB
Constant Default Rate (CDR) (1)          6.6                      5.0                       4.0
Avg. Life (yrs)                         9.49                      9.77                      9.97
Total Collateral Group Loss             4.54%                    4.70%                     4.78%
------------------------------- ------------------------ ------------------------- -------------------------

Assumptions:

(1)   Pricing Prepayment Assumption, default is in addition to voluntary prepay
(2)   Forward LIBOR Curve (page 35)
(3)   12 month recovery lag
(4)   100% Servicer advance of delinquent principal and interest
(5)   To maturity
(6) Trigger Event is in effect for every Distribution Date on or after the Stepdown Date

Footnotes:
(1) Constant Default Rate ("CDR") is an annualized rate based upon an assumed constant monthly default rate of a pool of Mortgage Loans.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMorgan Logo]

                Prepayment Speed Sensitivity Table (To 10% Call)
                ------------------------------------------------

---------------------------------------------------------------------------------------------------------
Prepayment Speed              0%              80%             100%            150%            200%
---------------------------------------------------------------------------------------------------------
Class IA-2
WAL                          15.66            2.70            2.20            1.50            1.16
Modified Duration            11.64            2.52            2.08            1.43            1.11
Principal Window         Feb19 - Mar21   Nov06 - Jun07    Jun06 - Nov06   Oct05 - Feb06   Jul05 - Sep05
# months                      26               8                6               5               3
---------------------------------------------------------------------------------------------------------
Class IA-3
WAL                          19.46            3.76            3.00            1.99            1.49
Modified Duration            13.09            3.41            2.76            1.87            1.41
Principal Window         Mar21 - Sep26   Jun07 - Mar09    Nov06 - Mar08   Feb06 - Nov06   Sep05 - Mar06
# months                      67               22              17              10               7
---------------------------------------------------------------------------------------------------------
Class IA-4
WAL                          24.69            6.68            5.00            2.97            2.08
Modified Duration            13.70            5.49            4.29            2.68            1.92
Principal Window         Sep26 - May31   Mar09 - Jul14    Mar08 - Mar11   Nov06 - Jun08   Mar06 - Dec06
# months                      57               65              37              20              10
---------------------------------------------------------------------------------------------------------
Class IA-5
WAL                          27.61           11.36            9.04            5.28            3.09
Modified Duration            13.59            8.15            6.88            4.43            2.75
Principal Window         May31 - Mar32   Jul14 - Jan16    Mar11 - Dec13   Jun08 - Oct10   Dec06 - Jan09
# months                      11               19              34              29              26
---------------------------------------------------------------------------------------------------------
Class IA-6
WAL                          9.42             6.94            6.68            5.62            4.50
Modified Duration            7.20             5.61            5.43            4.73            3.91
Principal Window         Jul07 - Sep15   Jul07 - Jan14    Jul07 - Dec13   Nov07 - Oct10   Mar08 - Jan09
# months                      99               79              78              36              11
---------------------------------------------------------------------------------------------------------
Class IM-1
WAL                          23.50            7.71            6.28            4.43            3.89
Modified Duration            12.54            5.95            5.05            3.79            3.40
Principal Window         Dec20 - Mar32   Mar08 - Jan16    Jul07 - Dec13   Sep07 - Oct10   Jan08 - Jan09
# months                      136              95              78              38              13
---------------------------------------------------------------------------------------------------------
Class IM-2
WAL                          23.50            7.71            6.28            4.40            3.74
Modified Duration            12.54            5.95            5.05            3.76            3.28
Principal Window         Dec20 - Mar32   Mar08 - Jan16    Jul07 - Dec13   Aug07 - Oct10   Oct07 - Jan09
# months                      136              95              78              39              16
---------------------------------------------------------------------------------------------------------
Class IB
WAL                          23.50            7.71            6.28            4.37            3.63
Modified Duration            12.54            5.95            5.05            3.74            3.19
Principal Window         Dec20 - Mar32   Mar08 - Jan16    Jul07 - Dec13   Jul07 - Oct10   Aug07 - Jan09
# months                      136              95              78              40              18
---------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMorgan Logo]

                Prepayment Speed Sensitivity Table (To 10% Call)
                ------------------------------------------------

----------------------------------------------------------------------------------------------------------
Prepayment Speed               0%              80%            100%            150%             200%
----------------------------------------------------------------------------------------------------------
Class IA-1
WAL                           8.55            1.19            1.00            0.73             0.59
Principal Window         Jul04 - Feb19    Jul04 - Nov06   Jul04 - Jun06   Jul04 - Oct05   Jul04 - Jul05
# months                      176              29              24              16               13
----------------------------------------------------------------------------------------------------------
Class IIA-1
WAL                          12.08            1.16            1.00            0.72             0.57
Principal Window         Jul04 - Oct24    Jul04 - Jun06   Jul04 - Mar06   Jul04 - Oct05   Jul04 - Jun05
# months                      244              24              21              16               12
----------------------------------------------------------------------------------------------------------
Class IIA-2
WAL                          25.20            4.30            3.27            1.84             1.47
Principal Window         Oct24 - Sep32    Jun06 - May11   Mar06 - Nov09   Oct05 - Mar07   Jun05 - Feb06
# months                       96              60              45              18               9
----------------------------------------------------------------------------------------------------------
Class IIM-1
WAL                          25.69            4.73            4.09            2.92             1.66
Principal Window         Sep25 - Sep32    Aug07 - May11   Oct07 - Nov09   Mar07 - Jun07   Feb06 - Feb06
# months                       85              46              26               4               1
----------------------------------------------------------------------------------------------------------
Class IIM-2
WAL                          25.69            4.70            3.97            2.99             1.66
Principal Window         Sep25 - Sep32    Jul07 - May11   Aug07 - Nov09   Jun07 - Jun07   Feb06 - Feb06
# months                       85              47              28               1               1
----------------------------------------------------------------------------------------------------------
Class IIB
WAL                          25.62            4.57            3.81            2.99             1.66
Principal Window         Sep25 - Sep32    Jul07 - May11   Jul07 - Nov09   Jun07 - Jun07   Feb06 - Feb06
# months                       85              47              29               1               1
----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMorgan Logo]

                Prepayment Speed Sensitivity Table (To Maturity)
                ------------------------------------------------

----------------------------------------------------------------------------------------------------------
Prepayment Speed              0%              80%             100%            150%             200%
----------------------------------------------------------------------------------------------------------
Class IA-5
WAL                          28.32           14.02            11.38           6.36             3.09
Modified Duration            13.73            9.31            8.04            5.08             2.75
Principal Window         May31 - Jan34   Jul14 - Oct27    Mar11 - Mar24   Jun08 - Apr18   Dec06 - Feb09
# months                      33              160              157             119              27
----------------------------------------------------------------------------------------------------------
Class IA-6
WAL                          9.42             6.94            6.68            6.31             5.92
Modified Duration            7.20             5.61            5.43            5.19             4.92
Principal Window         Jul07 - Sep15   Jul07 - Jan14    Jul07 - Dec13   Nov07 - Dec13   Mar08 - Jul14
# months                      99               79              78              74               77
----------------------------------------------------------------------------------------------------------
Class IM-1
WAL                          23.68            8.31            6.82            4.80             4.16
Modified Duration            12.58            6.23            5.33            4.02             3.59
Principal Window         Dec20 - Sep33   Mar08 - Nov21    Jul07 - Feb19   Sep07 - Jun14   Jan08 - Sep11
# months                      154             165              140             82               45
----------------------------------------------------------------------------------------------------------
Class IM-2
WAL                          23.67            8.22            6.75            4.72             3.98
Modified Duration            12.58            6.19            5.30            3.97             3.45
Principal Window         Dec20 - Jul33   Mar08 - Sep20    Jul07 - Apr18   Aug07 - Oct13   Oct07 - Mar11
# months                      152             151              130             75               42
----------------------------------------------------------------------------------------------------------
Class IB
WAL                          23.61            8.05            6.57            4.57             3.78
Modified Duration            12.57            6.12            5.21            3.87             3.30
Principal Window         Dec20 - Apr33   Mar08 - Feb19    Jul07 - Dec16   Jul07 - Nov12   Aug07 - Jul10
# months                      149             132              114             65               36
----------------------------------------------------------------------------------------------------------

                Prepayment Speed Sensitivity Table (To Maturity)
                ------------------------------------------------

----------------------------------------------------------------------------------------------------------
Prepayment Speed               0%              80%            100%             150%            200%
----------------------------------------------------------------------------------------------------------
Class IIA-2
WAL                          25.32            4.77            3.63             1.84            1.47
Principal Window         Oct24 - Jan34    Jun06 - Oct19   Mar06 - Jun16   Oct05 - Mar07    Jun05 - Feb06
# months                      112              161             124              18               9
---------------------------------------------------------------------------------------------------------
Class IIM-1
WAL                          25.82            5.16            4.41             4.10            1.66
Principal Window         Sep25 - Oct33    Aug07 - Nov15   Oct07 - May13   Mar07 - May11    Feb06 - Feb06
# months                       98              100             68               51               1
----------------------------------------------------------------------------------------------------------
Class IIM-2
WAL                          25.80            5.02            4.20             4.09            1.66
Principal Window         Sep25 - Aug33    Jul07 - Jul14   Aug07 - Apr12   Jan08 - Mar09    Feb06 - Feb06
# months                       96              85              57               15               1
----------------------------------------------------------------------------------------------------------
Class IIB
WAL                          25.64            4.63            3.85             3.35            1.66
Principal Window         Sep25 - Mar33    Jul07 - Jul12   Jul07 - Oct10   Aug07 - Jan08    Feb06 - Feb06
# months                       91              61              40               6                1
----------------------------------------------------------------------------------------------------------



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